                                                                 EXHIBIT (b)(3)


                             PROJECT COUGAR


                     LBO MODEL -- WITH ACQUISITIONS


                          [LOGO] BT Alex. Brown

-------------------------------------------------------------------------------
                               PROJECT COUGAR

                                ASSUMPTIONS
-------------------------------------------------------------------------------
PRINCIPAL BUSINESS LINES

  -PATIENT SERVICES

   -NURSING FACILITIES                         -Revenue PPD growth:
                                                 Private and VA/Other: 5%
                                                 Medicaid: 3%
                                                 Medicare: PPS Adjustment for 1999-2002; 2.5% thereafter
                                               -Operating and ancillary PPDs: 3% annual growth
                                               -Length of stay: 3.5 days; $250 revenue and $150 expenses; 1/2 year effect in 1999
                                               -3% decrease in Medicaid census in 1999

   -MANAGEMENT SERVICES                        -10 third party contracts a year beginning in 1999 (1,000 beds)
                                               -$220,000 revenue/contract; 3% annual growth; mid-year convention

   -HCPI, FLATLEY AND NW MISSOURI              -Pro forma for recent transactions; 3.5% annual growth

  -PARAGON/TOTAL CARE

   -BASE REVENUES                              -PPS Adjustment in 1999
                                               -Existing revenues; 3% annual growth

   -3RD PARTY CONTRACTS & MANAGED FACILITIES   -Approximately 30 contracts a year: 20 third party and 10 management services
                                                (as discussed above)
                                               -$288,000 revenue/contract; 3% annual growth; mid-year convention

   -Facilities Acquired                        -20 facilities each year; $288,000 revenue/contract; 3% annual growth;
                                                 mid-year convention

  -PTS                                         -Projections based on 1997 revenues with no new growth

  -ACQUISITIONS                                -20 facilities (2,000 beds) acquired annually for $100 million or 7.0x Facility
                                                EBITDAR; $75.4 MM revenue (adjusted for PPS); 4% annual growth
                                               -Facility EBITDAR Margins:

                                                 Year 1     Year 2     Year 3     Year 4+
                                                --------   --------   --------   --------
                                                  18.0%     19.0%      20.0%       20.0%

                                               -Balance sheet adjustments: 95% PPE; 5% goodwill and approximately $8.8 MM of incremental working capital
                                               -Mid-year convention

                                     02

-------------------------------------------------------------------------------
                               PROJECT COUGAR

                                ASSUMPTIONS
-------------------------------------------------------------------------------

  -CORPORATE OVERHEAD                          -5.4% of revenues

  -RENT EXPENSE                                -3% annual growth

  -CAPITAL EXPENDITURES                        OWNED AND LEASED BEDS
                                               -$300 maintenance CapEx/Bed
                                               -$500 other CapEx/Bed
                                               -$1,000 incremental acquisition CapEx/Bed (COUGAR spends an additional $1,000/bed the first year of an acquisition)

  -MISCELLANEOUS                               -$5.8 million minimum cash balance
                                               -Goodwill amortization expense of 30 years


                                 PROJECT COUGAR
 PER PATIENT DAYS ANALYSIS-- CONSOLIDATED NURSING FACILITIES (OWNED/ LEASED)--
                                EXCLUDES FLORIDA
                       (DOLLARS IN MILLIONS, EXCEPT PPDS)


                                                                    PROJECTED FISCAL YEAR
                                      HISTORICAL         QUARTER      ENDING DECEMBER 31,
                                ----------------------    ENDING    ----------------------
                                   1996        1997      3/31/98       1998        1999
------------------------------  ----------  ----------  ----------  ----------  ----------
Licensed Beds.................       5,605       5,753       5,749       5,749       5,749
Occupancy Rate................        90.1%       92.6%       91.2%       92.6%       93.6%
Census
  Private.....................     431,852     434,816     103,806     433,037     433,037
  Medicaid....................   1,201,967   1,276,259     308,720   1,268,361   1,268,551
  Medicare--Base..............     159,196     180,799      46,906     188,753     189,648
  Medicare-Length of Stay.....           0           0           0           0      10,057
  VA/Other....................      50,527      53,566      12,326      53,566      53,566
                                ----------  ----------  ----------  ----------  ----------
    Total Patient Days........   1,843,542   1,945,440     471,758   1,943,717   1,964,916

Revenues
  Private.....................  $     42.3  $     45.4  $     11.1  $     46.5  $     48.9
  Medicaid....................  $     99.7  $    110.2  $     27.4  $    112.6  $    116.0
  Medicare....................  $     45.9  $     58.4  $     17.1  $     67.8  $     67.8
    PPS Adjustment............  $      0.0  $      0.0  $      0.0  $      0.0  ($    11.4)
                                ----------  ----------  ----------  ----------  ----------
      Adjusted Medicare.......  $     45.9  $     58.4  $     17.1  $     67.8  $     56.4
    Increased Length of
      Stay....................  $      0.0  $      0.0  $      0.0  $      0.0  $      2.5

VA/Other......................  $      2.0  $      2.2  $      0.5  $      2.2  $      2.3
Ancillary, (net)..............  $     10.4  $     10.1  $      2.7  $     10.6  $     11.2
                                ----------  ----------  ----------  ----------  ----------
      Routine Services........  $    200.3  $    226.3  $     58.8  $    239.7  $    237.1

PPD
  Private.....................  $    98.00  $   104.36  $   107.16  $   107.47  $   112.84
  Medicaid....................       82.94       86.34       88.61       88.75       91.41
  Medicare--Adjusted Base.....      288.09      323.03      364.14      359.18      297.21
  Medicare--Length of Stay....        0.00        0.00        0.00        0.00      125.00
  VA/Other....................       40.14       41.75       39.07       40.21       42.22
                                ----------  ----------  ----------  ----------  ----------
      Total...................  $   108.63  $   116.34  $   124.55  $   123.31  $   120.68
------------------------------------------------------------------------------------------

GROWTH RATES
  Census
    Private...................          --         0.7%         --        -0.4%        0.0%
    Medicaid..................          --         6.2%         --        -0.6%        0.0%
    Medicare--Base............          --        13.6%         --         4.4%        0.5%
    VA/Other..................          --         6.0%         --         0.0%        0.0%
                                ----------  ----------  ----------  ----------  ----------
      Total...................          --         5.5%         --        -0.1%        1.1%
Ancillary Revenues............          --        -2.2%         --         3.0%        3.0%
PPD
  Private.....................          --         7.2%         --         3.0%        5.0%
  Medicaid....................          --        10.5%         --         2.8%        3.0%
  Medicare--Adjusted Base.....          --        27.3%         --        16.1%      -16.9%
  VA/Other....................          --        10.3%         --        -3.7%        5.0%
                                ----------  ----------  ----------  ----------  ----------
      Total...................          --        13.0%         --         6.0%       -2.1%

CENSUS MIX
  Private.....................        23.4%       22.4%       22.0%       22.3%       22.0%
  Medicaid....................        65.2%       65.6%       65.4%       65.3%       64.6%
  Medicare....................         8.6%        9.3%        9.9%        9.7%       10.7%
  VA/Other....................         2.7%        2.8%        2.6%        2.8%        2.7%
                                ----------  ----------  ----------  ----------  ----------
      Total...................       100.0%      100.0%      100.0%      100.0%      100.0%


                                  PROJECTED FISCAL YEAR
                                    ENDING DECEMBER 31,
------------------------------------------------------------------------------------------

                                   2000        2001        2002        2003        2004
------------------------------  ----------  ----------  ----------  ----------  ----------

Licensed Beds.................       5,749       5,749       5,749       5,749       5,749
Occupancy Rate................        93.6%       93.6%       93.6%       93.6%       93.6%
Census
  Private.....................     433,037     433,037     433,037     433,037     433,037
  Medicaid....................   1,268,551   1,268,551   1,268,551   1,268,551   1,268,551
  Medicare--Base..............     189,648     189,648     189,648     189,648     189,648
  Medicare-Length of Stay.....      20,114      20,114      20,114      20,114      20,114
  VA/Other....................      53,566      53,566      53,566      53,566      53,566
                                ----------  ----------  ----------  ----------  ----------
    Total Patient Days........   1,964,916   1,964,916   1,964,916   1,964,916   1,964,916
Revenues
  Private.....................  $     51.3  $     53.9  $     56.6  $     59.4  $     62.4
  Medicaid....................  $    119.4  $    123.0  $    126.7  $    130.5  $    134.4
  Medicare....................  $     67.8  $     67.8  $     67.8  $     54.8  $     56.2
    PPS Adjustment............  ($    11.8) ($    13.0) $     14.3  $      0.0  $      0.0
                                ----------  ----------  ----------  ----------  ----------
      Adjusted Medicare.......  $     56.0  $     54.8  $     53.5  $     54.8  $     56.2
    Increased Length of
      Stay....................  $      5.0  $      5.0  $      5.0  $      5.0  $      5.0
VA/Other......................  $      2.4  $      2.5  $      2.6  $      2.7  $      2.9
Ancillary, (net)..............  $     11.7  $     12.3  $     12.9  $     13.6  $     14.3
                                ----------  ----------  ----------  ----------  ----------
      Routine Services........  $    245.9  $    251.5  $    257.3  $    266.1  $    275.2
PPD
  Private.....................  $   118.48  $   124.40  $   130.62  $   137.16  $   144.01
  Medicaid....................       94.15       96.97       99.88      102.88      105.97
  Medicare--Adjusted Base.....      295.39      288.84      282.06      289.11      296.33
  Medicare--Length of Stay....      250.00      250.00      250.00      250.00      250.00
  VA/Other....................       44.33       46.55       48.87       51.32       53.88
                                ----------  ----------  ----------  ----------  ----------
      Total...................  $   125.14  $   128.00  $   130.97  $   135.42  $   140.04
------------------------------
GROWTH RATES
  Census
    Private...................         0.0%        0.0%        0.0%        0.0%        0.0%
    Medicaid..................         0.0%        0.0%        0.0%        0.0%        0.0%
    Medicare--Base............         0.0%        0.0%        0.0%        0.0%        0.0%
    VA/Other..................         0.0%        0.0%        0.0%        0.0%        0.0%
                                ----------  ----------  ----------  ----------  ----------
      Total...................         0.0%        0.0%        0.0%        0.0%        0.0%
Ancillary Revenues............         3.0%        3.0%        3.0%        3.0%        3.0%
PPD
  Private.....................         5.0%        5.0%        5.0%        5.0%        5.0%
  Medicaid....................         3.0%        3.0%        3.0%        3.0%        3.0%
  Medicare--Adjusted Base.....        -0.6%       -2.2%       -2.3%        2.5%        2.5%
  VA/Other....................         5.0%        5.0%        5.0%        5.0%        5.0%
                                ----------  ----------  ----------  ----------  ----------
      Total...................         3.7%        2.3%        2.3%        3.4%        3.4%
CENSUS MIX
  Private.....................        22.0%       22.0%       22.0%       22.0%       22.0%
  Medicaid....................        64.6%       64.6%       64.6%       64.6%       64.6%
  Medicare....................        10.7%       10.7%       10.7%       10.7%       10.7%
  VA/Other....................         2.7%        2.7%        2.7%        2.7%        2.7%
                                ----------  ----------  ----------  ----------  ----------
      Total...................       100.0%      100.0%      100.0%      100.0%      100.0%


                                  PROJECTED FISCAL YEAR
                                    ENDING DECEMBER 31,
------------------------------------------------------------------------------------------
                                   2005        2006        2007        2008        2009
------------------------------  ----------  ----------  ----------  ----------   ---------

Licensed Beds.................       5,749       5,749       5,749       5,749       5,749
Occupancy Rate................        93.6%       93.6%       93.6%       93.6%       93.6%
Census
  Private.....................     433,037     433,037     433,037     433,037     433,037
  Medicaid....................   1,268,551   1,268,551   1,268,551   1,268,551   1,268,551
  Medicare--Base..............     189,648     189,648     189,648     189,648     189,648
  Medicare-Length of Stay.....      20,114      20,114      20,114      20,114      20,114
  VA/Other....................      53,566      53,566      53,566      53,566      53,566
                                ----------  ----------  ----------  ----------  ----------
    Total Patient Days........   1,964,916   1,964,916   1,964,916   1,964,916   1,964,916
Revenues
  Private.....................  $     65.5  $     68.8  $     72.2  $     75.8  $     79.6
  Medicaid....................  $    138.5  $    142.6  $    146.9  $    151.3  $    155.8
  Medicare....................  $     57.6  $     59.0  $     60.5  $     62.0  $     63.6
    PPS Adjustment............  $      0.0  $      0.0  $      0.0  $      0.0  $      0.0
                                ----------  ----------  ----------  ----------  ----------
      Adjusted Medicare.......  $     57.6  $     59.0  $     60.5  $     62.0  $     63.6
    Increased Length of
      Stay....................  $      5.0  $      5.0  $      5.0  $      5.0  $      5.0
VA/Other......................  $      3.0  $      3.2  $      3.3  $      3.5  $      3.7
Ancillary, (net)..............  $     15.0  $     15.7  $     16.5  $     17.3  $     18.2
                                ----------  ----------  ----------  ----------  ----------
      Routine Services........  $    284.6  $    294.3  $    304.5  $    315.0  $    325.9
PPD
  Private.....................  $   151.21  $   158.78  $   166.71  $   175.05  $   183.80
  Medicaid....................      109.14      112.42      115.79      119.27      122.84
  Medicare--Adjusted Base.....      303.74      311.34      319.12      327.10      335.28
  Medicare--Length of Stay....      250.00      250.00      250.00      250.00      250.00
  VA/Other....................       56.58       59.41       62.38       65.50       68.77
                                ----------  ----------  ----------  ----------  ----------
      Total...................  $   144.83  $   149.80  $   154.96  $   160.31  $   165.87
------------------------------
GROWTH RATES
  Census
    Private...................         0.0%        0.0%        0.0%        0.0%        0.0%
    Medicaid..................         0.0%        0.0%        0.0%        0.0%        0.0%
    Medicare--Base............         0.0%        0.0%        0.0%        0.0%        0.0%
    VA/Other..................         0.0%        0.0%        0.0%        0.0%        0.0%
                                ----------  ----------  ----------  ----------  ----------
      Total...................         0.0%        0.0%        0.0%        0.0%        0.0%
Ancillary Revenues............         3.0%        3.0%        3.0%        3.0%        3.0%
PPD
  Private.....................         5.0%        5.0%        5.0%        5.0%        5.0%
  Medicaid....................         3.0%        3.0%        3.0%        3.0%        3.0%
  Medicare--Adjusted Base.....         2.5%        2.5%        2.5%        2.5%        2.5%
  VA/Other....................         5.0%        5.0%        5.0%        5.0%        5.0%
                                ----------  ----------  ----------  ----------  ----------
      Total...................         3.4%        3.4%        3.4%        3.5%        3.5%
CENSUS MIX
  Private.....................        22.0%       22.0%       22.0%       22.0%       22.0%
  Medicaid....................        64.6%       64.6%       64.6%       64.6%       64.6%
  Medicare....................        10.7%       10.7%       10.7%       10.7%       10.7%
  VA/Other....................         2.7%        2.7%        2.7%        2.7%        2.7%
                                ----------  ----------  ----------  ----------  ----------
      Total...................       100.0%      100.0%      100.0%      100.0%      100.0%

                                  PROJECT COUGAR

                       TRANSACTION SUMMARY - LEVERAGED BUYOUT
                    (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                               PURCHASE PRICE ANALYSIS


Equity Purchase Price (Per Share)              $16.00
Shares and Options Outstanding                   12.1
                                              ---------
Gross Equity Purchase Price                     194.4
Less: Option Proceeds                            (2.8)
                                              ---------
Net Equity Purchase Price                       $191.6
                                              ---------
                                              ---------

Plus: Total Debt                                 $99.7
Plus: Cash (Minimum Cash Balance)                 (5.8)
                                              ---------
Enterprise Purchase Price                       $285.5
                                              ---------
                                              ---------

Plus: Capitalized Leases                         248.4
                                              ---------
Lease Adjusted Enterprise Purchase Price         533.9
                                              ---------
                                              ---------


-------------------------------------------------------------------------------
                               SOURCES AND USES OF FUNDS


SOURCES              AMOUNT           % OF TOTAL           RATE         USES                           AMOUNT       %OF TOTAL
-----------------   --------         ------------          -----        ------                         ------       ------------
Revolver                $0.0                 0.0%           9.00%       Acquisition of COUGAR          $191.6            61.8%
Term A                  99.7                32.2%           9.00%       Financing/Acquisition Costs      16.0             5.2%
Term B                   0.0                 0.0%              -        Retire Existing Debt of COUGAR   99.7            32.2%
Term C                   0.0                 0.0%              -        Minimum Cash                      2.5             0.8%
Term D                   0.0                 0.0%              -                                       ------        -----------
Term E                   0.0                 0.0%              -           Total Uses                  $309.8           100.0%
Existing Debt            0.0                 0.0%              -                                       ------        -----------
WCAS Sub. Debt         100.0                32.3%           10.00%                                     ------        -----------
Zero Coupon              0.0                 0.0%              -
Senior Sub Note          0.0                 0.0%              -
PIK HOLDCO               0.0                 0.0%              -
Equity                 110.1                35.5%              -
Excess Cash              0.0                 0.0%              -

                     -------          -----------
  Total Sources       $309.8               100.0%
                     -------          -----------
                     -------          -----------
----------------------------------------------------------------------------------------------------------------------------------

                                     OTHER ASSUMPTIONS

Financing Costs:
Revolver Commitment       -           Financing Costs                   $4.0
Term A                 2.00%          Acquisition Costs                 $12.0
Term B                    -           Return on Cash                    5.00%
Term C                    -           LIBOR Rate                        5.63%
Term D                    -           Tax Rate                          39.00%
Term E                    -           Transaction Closing Date        12/31/98
Existing Debt             -
WCAS Sub. Debt          2.00%
Zero Coupon               -
Senior Sub Note


                                 PROJECT COUGAR
            HISTORICAL AND PROJECTED CONSOLIDATED INCOME STATEMENTS
                             (DOLLARS IN MILLIONS)


                                                                            PROJECTED YEAR ENDED
                                           HISTORICAL FYE                       DECEMBER 31,
                                        ---------------------  PRO FORMA   ----------------------
                                        1995A  1996A   1997A     1998E     1999E   2000E   2001E
                                        -----  ------  ------  ---------   ------  ------  ------
Net Revenues..........................  $75.2  $231.4  $302.3   $440.0     $467.8  $566.8  $671.5
  Facility Operating Expenses.........   58.6   183.3   234.6    342.6      363.1   434.4   515.2
                                        -----  ------  ------  ---------   ------  ------  ------
FACILITY EBITDAR......................   16.7    48.1    67.7     97.5      104.7   132.4   156.4
  Corporate General &
    Administrative....................    5.0    11.4    16.1     23.8       25.3    30.6    36.3
                                        -----  ------  ------  ---------   ------  ------  ------
EBITDAR...............................   11.6    36.7    31.7     73.7       79.4   101.8   120.1

  Rent................................    7.7    18.8    21.4     31.1       32.0    32.9    33.9
                                        -----  ------  ------  ---------   ------  ------  ------
EBITDA................................    3.9    17.9    30.3     42.6       47.4    68.8    86.2
  Depreciation (a)....................    0.7     5.0     6.8      7.2        8.3    11.2    14.1
  Amortization of Tax-Deductible
    Goodwill..........................    0.0     0.0     0.0      0.0        0.0     0.0     0.0
  Amortization of Existing/LBO Non-
    Deductible Goodwill...............    0.0     0.0     0.0      2.1        3.7     3.7     3.7
  Amortization of Non-Deductible
    Acquisition Goodwill..............    0.0     0.0     0.0      0.0        0.1     0.2     0.3
  Amortization of Financing Costs.....    0.0     0.0     0.0      0.0        0.6     0.6     0.6
                                        -----  ------  ------  ---------   ------  ------  ------
EBIT..................................    3.2    12.9    23.5     33.3       34.8    53.2    67.5
  Interest Income.....................   (0.4)   (0.7)   (0.6)     0.0       (0.3)   (0.3)   (0.3)
  Interest Income From Managed
    Facilities........................    0.0     0.0     0.0     (1.0)      (1.0)   (1.0)   (1.0)
  Interest Expense....................    0.6    10.1     8.7      8.5       23.4    32.1    40.1
  Minority Interest, net..............   (0.2)    0.3     0.3      0.4        0.4     0.4     0.4
                                        -----  ------  ------  ---------   ------  ------  ------
PRE-TAX INCOME                            3.3     3.2    15.2     25.5       12.3    22.0    28.3
  Current Income Taxes................    1.4     2.1     6.8     10.7        5.8     7.9     7.9
  Deferred Income Taxes...............    0.0     0.0     0.0      0.0        0.4     2.2     4.7
                                        -----  ------  ------  ---------   ------  ------  ------
      Book Income Tax.................    1.4     2.1     6.8     10.7        6.3    10.1    12.6
NET INCOME............................  $ 1.9  $  1.2  $  8.4   $ 14.7     $  6.0  $ 11.9  $ 15.7
                                        -----  ------  ------  ---------   ------  ------  ------
                                        -----  ------  ------  ---------   ------  ------  ------
GROWTH RATES:
  Net Revenues........................    --    207.6%   30.6%    45.5%       6.3%   21.2%   18.5%
  Facility EBITDAR....................    --    188.7%   40.8%    43.9%       7.4%   26.5%   18.1%
  EBITDAR.............................    --    215.4%   40.8%    42.6%       7.8%   28.2%   18.0%
  EBITDA..............................    --    355.7%   69.0%    40.8%      11.2%   45.1%   25.2%
  EBIT................................    --    304.1%   82.2%    41.7%       4.4%   53.0%   26.9%
  Net Income..........................    --    -38.6%  633.1%    74.3%     -59.1%   98.4%   31.7%

MARGINS (% OF NET REVENUES):
  Facility EBITDAR....................  22.1%    20.8%  22.4%    22.1%       22.4%   23.4%   23.3%
  EBITDAR.............................  15.5%    15.9%  17.1%    16.7%       17.0%   18.0%   17.9%
  EBITDA..............................   5.2%     7.7%  10.0%     9.7%       10.1%   12.1%   12.8%
  Corporate General &
    Administrative....................   6.7%     4.9%   5.3%     5.4%        5.4%    5.4%    5.4%


                                        2002E   2003E    2004E
                                        ------  ------  --------
Net Revenues..........................  $780.3  $896.6  $1,016.7
  Facility Operating Expenses.........   600.4   689.2     781.0
                                        ------  ------  --------
FACILITY EBITDAR......................   179.9   207.3     235.7
  Corporate General &
    Administrative....................    42.1    48.4      54.9
                                        ------  ------  --------
EBITDAR...............................   137.8   158.9     180.8
  Rent................................    34.9    36.0      37.1
                                        ------  ------  --------
EBITDA................................   102.8   122.9     143.7
  Depreciation (a)....................    17.1    20.1      23.1
  Amortization of Tax-Deductible
    Goodwill..........................     0.0     0.0       0.0
  Amortization of Existing/LBO Non-
    Deductible Goodwill...............     3.7     3.7       3.7
  Amortization of Non-Deductible
    Acquisition Goodwill..............     0.3     0.4       0.5
  Amortization of Financing Costs.....     0.6     0.6       0.2
                                        ------  ------  --------
EBIT..................................    81.2    98.1     116.2
  Interest Income.....................    (0.3)   (0.3)     (0.3)
  Interest Income From Managed
    Facilities........................    (1.0)   (1.0)     (1.0)
  Interest Expense....................    47.5    54.5      60.6
  Minority Interest, net..............     0.4     0.4       0.4
                                        ------  ------  --------
PRE-TAX INCOME                            34.5    44.6      56.4
  Current Income Taxes................     8.2    10.2      13.3
  Deferred Income Taxes...............     6.9     8.8      10.4
                                        ------  ------  --------
      Book Income Tax.................    15.0    19.0      23.6
NET INCOME............................  $ 19.5  $ 25.6  $   32.8
                                        ------  ------  --------
                                        ------  ------  --------
GROWTH RATES:
  Net Revenues........................    16.2%   14.9%     13.4%
  Facility EBITDAR....................    15.1%   15.2%     13.7%
  EBITDAR.............................    14.7%   15.5%     13.7%
  EBITDA..............................    19.4%   19.5%     16.9%
  EBIT................................    20.2%   20.9%     18.4%
  Net Income..........................    23.9%   31.3%     28.2%
MARGINS (% OF NET REVENUES):
  Facility EBITDAR....................    23.1%   23.2%     23.2%
  EBITDAR.............................    17.7%   17.7%     17.8%
  EBITDA..............................    13.2%   13.7%     14.1%
  Corporate General &
    Administrative....................     5.4%    5.4%      5.4%


                                         2005E     2006E     2007E     2008E
                                        --------  --------  --------  --------
Net Revenues..........................  $1,141.5  $1,271.0  $1.405.6  $1,543.3
  Facility Operating Expenses.........     876.4     975.3   1,078.1   1,184.8
                                        --------  --------  --------  --------
FACILITY EBITDAR......................     265.1     295.7     327.5     360.5
  Corporate General &
    Administrative....................      61.6      68.6      75.9      83.4
                                        --------  --------  --------  --------
EBITDAR...............................     203.5     227.1     251.6     277.1
  Rent................................      38.2      39.3      40.5      41.7
                                        --------  --------  --------  --------
EBITDA................................     165.3     187.7     211.1     235.4
  Depreciation (a)....................      26.2      29.4      32.6      35.8
  Amortization of Tax-Deductible
    Goodwill..........................       0.0       0.0       0.0       0.0
  Amortization of Existing/LBO Non-
    Deductible Goodwill...............       3.7       3.7       3.7       3.7
  Amortization of Non-Deductible
    Acquisition Goodwill..............       0.6       0.7       0.8       0.8
  Amortization of Financing Costs.....       0.2       0.2       0.2       0.2
                                        --------  --------  --------  --------
EBIT..................................     134.6     153.8     173.9     194.8
  Interest Income.....................      (0.3)     (0.3)     (0.3)     (0.3)
  Interest Income From Managed
    Facilities........................      (1.0)     (1.0)     (1.0)     (1.0)
  Interest Expense....................      65.9      70.1      73.3      75.4
  Minority Interest, net..............       0.4       0.4       0.4       0.4
                                        --------  --------  --------  --------
PRE-TAX INCOME                              69.6      84.5     101.4     120.4
  Current Income Taxes................      17.0      21.5      26.7      32.6
  Deferred Income Taxes...............      11.8      13.2      14.6      16.1
                                        --------  --------  --------  --------
      Book Income Tax.................      28.6      34.7      41.3      48.7
NET INCOME............................  $   40.8  $   49.9  $   60.1  $   71.7
                                        --------  --------  --------  --------
                                        --------  --------  --------  --------
GROWTH RATES:
  Net Revenues........................      12.3%     11.4%     10.6%      9.9%
  Facility EBITDAR....................      12.5%     11.5%     10.8%     10.1%
  EBITDAR.............................      12.6%     11.6%     10.8%     10.1%
  EBITDA..............................      15.0%     13.6%     12.4%     11.5%
  EBIT................................      15.8%     14.3%     13.1%     12.1%
  Net Income..........................      24.4%     22.3%     20.6%     19.2%
MARGINS (% OF NET REVENUES):
  Facility EBITDAR....................      23.2%     23.3%     23.3%     23.3%
  EBITDAR.............................      17.8%     17.9%     17.9%     17.9%
  EBITDA..............................      14.5%     14.8%     15.0%     15.2%
  Corporate General &
    Administrative....................       5.4%      5.4%      5.4%      5.4%

(A) DEPRECIATION INCLUDES AMORTIZATION EXPENSE IN 1995-1997.

                             PROJECT COUGAR

  HISTORICAL AND PROJECTED OPERATING RESULTS - CONSOLIDATING INCOME STATEMENTS
                            (DOLLARS IN MILLIONS)




                                               Historical
                                            ----------------   Pro Forma
                                              1996     1997      1998E
                                            -------  -------   ---------


Revenues
  Patient Services                           $205.9   $242.3     $358.9
  Paragon/Total Care                           32.8     71.2      100.7
  PTS                                           3.0      5.1        5.1
  Acquisitions                                  0.0      0.0        0.0
  Intercompany Eliminations                   (10.3)   (16.2)     (24.6)
                                             ------   ------     ------
    Net Revenues                             $231.4   $302.3     $440.0


Facility Expenses
  Patient Services                            167.4    190.6      282.1
  Paragon/Total Care                           24.5     57.2       82.0
  PTS                                           1.6      3.0        3.0
  Acquisitions                                  0.0      0.0        0.0
  Intercompany Eliminations                   (10.3)   (16.2)     (24.6)
                                             ------   ------     ------
    Net Expenses                              183.3    234.6      342.6


Facility EBITDAR
  Patient Services                             38.5     51.7       76.8
  Paragon/Total Care                            8.2     14.0       18.6
  PTS                                           1.3      2.1        2.1
  Acquisitions                                  0.0      0.0        0.0
                                             ------   ------     ------
    Net Facility EBITDAR                       48.1     67.7       97.5


Corporate G&A                                  11.4     16.1       23.8
                                             ------   ------     ------

EBITDAR                                      $ 36.7   $ 51.7     $ 73.7
                                             ------   ------     ------
                                             ------   ------     ------

Growth Rates:
-------------


  Revenues
    Patient Services                                    17.6%      48.1%
    Paragon/Total Care                                 117.2%      41.4%
    PTS                                                 71.3%       0.0%
    Acquisitions                                          --         --
      Net Revenues                                      30.6%      45.5%

Margins
-------
  Facility EBITDAR
    Patient Services                           18.7%    21.3%      21.4%
    Paragon/Total Care                         25.1%    19.6%      18.5%
    PTS                                        44.8%    40.4%      40.4%
    Acquisition                                  --       --         --
      Net Facility EBITDAR                     20.8%    22.4%      22.1%

    Corporate G&A (% revenues)                  4.9%     5.3%       5.4%





                                                         Project Year Ended December 31,
                               -------------------------------------------------------------------------------------------------
                                1999E    2000E    2001E    2002E    2003E      2004E      2005E     2006E      2007E      2008E
                               -------  -------  -------  -------  -------   --------   --------   --------   --------   -------

Revenues
  Patient Services              $357.9   $373.6   $386.0   $398.8   $415.4   $  432.0   $  449.2   $  467.0   $  485.5   $  504.6
  Paragon/Total Care              89.8    106.8    124.4    142.6    161.3      180.5      200.3      220.7      241.7      263.4
  PTS                              5.1      5.1      5.1      5.1      5.1        5.1        5.1        5.1        5.1        5.1
  Acquisitions                    37.7    116.1    197.7    282.5    370.7      462.4      557.8      657.0      760.2      867.5
  Intercompany Eliminations      (22.6)   (34.8)   (41.6)   (48.6)   (55.9)     (63.3)     (70.9)     (78.8)     (87.0)     (95.3)
                                ------   ------   ------   ------   ------   --------   --------   --------   --------   --------
    Net Revenues                $467.8   $566.8   $671.5   $780.3   $896.6   $1,016.7   $1,141.5   $1,271.0   $1,405.6   $1,545.3


Facility Expenses
  Patient Services               277.0    282.7    290.4    299.6    309.5      319.3      329.5      339.9      350.7      361.9
  Paragon/Total Care              74.8     89.1    103.8    118.9    134.5      150.5      167.0      184.0      201.6      219.6
  PTS                              3.0      3.0      3.0      3.0      3.0        3.0        3.0        3.0        3.0        3.0
  Acquisitions                    30.9     94.4    159.7    227.5    298.1      371.5      447.8      527.2      609.7      695.6
  Intercompany Eliminations      (22.6)   (34.8)   (41.6)   (48.6)   (55.9)     (63.3)     (70.9)     (78.8)     (87.0)     (95.3)
                                ------   ------   ------   ------   ------   --------   --------   --------   --------   --------
    Net Expenses                 363.1    434.4    515.2    600.4    689.2      781.0      876.4      975.3    1,078.1    1,184.8


Facility EBITDAR
  Patient Services                80.9     90.9     95.6     99.2    105.9      112.7      119.7      127.1      134.8      142.7
  Paragon/Total Care              14.0     17.8     20.7     23.7     26.8       30.0       33.3       36.7       40.2       43.8
  PTS                              2.1      2.1      2.1      2.1      2.1        2.1        2.1        2.1        2.1        2.1
  Acquisitions                     6.8     21.7     38.0     55.0     72.6       90.9      110.0      129.9      150.5      172.0
                                ------   ------   ------   ------   ------   --------   --------   --------   --------   --------
    Net Facility EBITDAR         104.7    132.4    156.4    179.9    207.3      235.7      265.1      295.7      327.5      360.5


Corporate G&A                     25.3     30.6     36.3     42.1     48.4       54.9       61.6       68.6       75.9       83.4
                                ------   ------   ------   ------   ------   --------   --------   --------   --------   --------

EBITDAR                         $ 79.4   $101.8   $120.1   $137.8   $158.9   $  180.8   $  203.5   $  227.1   $  251.6   $  277.1
                                ------   ------   ------   ------   ------   --------   --------   --------   --------   --------
                                ------   ------   ------   ------   ------   --------   --------   --------   --------   --------

Growth Rates:
-------------


Revenues
  Patient Services                -0.3%     4.4%     3.3%     3.3%     4.2%       4.0%       4.0%       4.0%       4.0%       3.9%
  Paragon/Total Care             -10.8%    19.0%    16.5%    14.6%    13.1%      11.9%      11.0%      10.2%       9.5%       9.0%
  PTS                              0.0%     0.0%     0.0%     0.0%     0.0%       0.0%       0.0%       0.0%       0.0%       0.0%
  Acquisitions                       NM   208.0%    70.2%    42.9%    31.2%      24.7%      20.6%      17.8%      15.7%      14.1%
    Net Revenues                   6.3%    21.2%    18.5%    16.2%    14.9%      13.4%      12.3%      11.4%      10.6%       9.9%


Margins
-------
  Facility EBITDAR
    Patient Services              22.6%    24.3%    24.8%    24.9%    25.5%      26.1%      26.7%      27.2%      27.8%      28.3%
    Paragon/Total Care            16.6%    16.6%    16.6%    16.6%    16.6%      16.6%      16.6%      16.6%      16.6%      16.6%
    PTS                           40.4%    40.4%    40.4%    40.4%    40.4%      40.4%      40.4%      40.4%      40.4%      40.4%
    Acquisition                   18.0%    18.7%    19.2%    19.5%    19.6%      19.7%      19.7%      19.8%      19.8%      19.8%
      Net Facility EBITDAR        22.4%    23.4%    23.3%    23.1%    23.1%      23.2%      23.2%      23.3%      23.3%      23.3%

    Corporate G&A (% revenues)     5.4%     5.4%     5.4%     5.4%     5.4%       5.4%       5.4%       5.4%       5.4%       5.4%


 -
PIK HOLDCO                -

                                PROJECT COUGAR

                   HISTORICAL AND PROJECTED BALANCE SHEETS
                            (DOLLARS IN MILLIONS)


                                                                                              Year Ended December 31,
                                                  Actual  Projected  Pro Forma  -------------------------------------------------
                                                 6/30/98  12/31/98   12/31/98     1999E   2000E   2001E   2002E   2003E   2004E
                                                 -------  ---------  ---------  -------- ------- ------- ------- ------- --------
ASSETS
  Cash and Cash Equivalents                       $  5.8     $  3.3     $  5.8    $  5.8  $  5.8  $  5.8  $  5.8  $  5.8 $    5.8
  Accounts Receivable, Net                          87.0      108.8      108.8     118.7   135.5   155.7   179.7   205.4    231.9
  Other Receivables                                 25.7       24.3       24.3      24.2    25.3    26.2    27.1    28.3     29.4
  Other Current Assets                               5.1        5.1        5.1       5.6     7.0     8.3     9.6    11.1     12.6
                                                 -------  ---------  ---------  -------- ------- ------- ------- ------- --------
    Total Current Assets                           123.6      141.5      144.0     154.2   173.5   195.8   222.2   250.5    279.7
  PP&B, Net                                         75.3       76.1       76.1     170.2   263.1   354.7   444.9   533.6    621.0
  Existing Tax-Deductible Goodwill                   0.0        0.0        0.0       0.0     0.0     0.0     0.0     0.0      0.0
  Existing Non-Deductible Goodwill                  50.4       49.2        0.0       0.0     0.0     0.0     0.0     0.0      0.0
  Acquisition Non-Deductible Goodwill                0.0        0.0        0.0       4.9     9.8    14.5    19.2    23.8     28.3
  New LBO Goodwill and Financing Costs               0.0        0.0      114.1     109.9   105.6   101.3    97.1    92.8     88.9
  Deferred Income Tax Asset                          1.6        1.6        1.6       1.2     0.0     0.0     0.0     0.0      0.0
  Other Non-Current Assets                          22.1       21.9       21.9      22.6    23.3    24.0    24.7    25.4     26.2
                                                 -------  ---------  ---------  -------- ------- ------- ------- ------- --------
    Total Non-Current Assets                       149.3      148.8      213.7     308.7   401.2   494.4   385.8   675.6    764.3
                                                 -------  ---------  ---------  -------- ------- ------- ------- ------- --------
TOTAL ASSETS                                      $272.9     $290.3     $357.7    $463.0  $575.2  $690.3  $807.9  $926.1 $1,044.0
                                                 -------  ---------  ---------  -------- ------- ------- ------- ------- --------
                                                 -------  ---------  ---------  -------- ------- ------- ------- ------- --------

LIABILITIES AND STOCKHOLDERS' EQUITY
  Accounts Payable and Accrued Expenses           $ 38.9     $ 54.6     $ 54.6    $ 55.5  $ 58.5  $ 68.0  $ 77.0  $ 86.4 $   96.0
  Current Portion of L-T Debt                        1.6        1.6        0.0      10.0    12.5    15.0    19.9    32.4      0.0
  Revolver                                           0.0        0.0        0.0     108.1   212.9   309.3   405.2   498.1    594.1
  Other Current Liabilities                         10.7        7.9        7.9       8.2     9.5    10.8    12.1    13.6     15.1
                                                 -------  ---------  ---------  -------- ------- ------- ------- ------- --------
    Total Current Liabilities                       51.2       64.1       62.5     181.7   293.4   403.0   514.3   630.4    703.2
  Existing Long-Term Debt                           99.4       98.1        0.0       0.0     0.0     0.0     0.0     0.0      0.0
  Term A                                             0.0        0.0       99.7      79.8    67.3    52.3    32.4     0.0      0.0
  Term B                                             0.0        0.0        0.0       0.0     0.0     0.0     0.0     0.0      0.0
  Term C                                             0.0        0.0        0.0       0.0     0.0     0.0     0.0     0.0      0.0
  Term D                                             0.0        0.0        0.0       0.0     0.0     0.0     0.0     0.0      0.0
  Term E                                             0.0        0.0        0.0       0.0     0.0     0.0     0.0     0.0      0.0
  Existing Debt                                      0.0        0.0        0.0       0.0     0.0     0.0     0.0     0.0      0.0
  WCAS Sub Debt                                      0.0        0.0      100.0     100.0   100.0   100.0   100.0   100.0    100.0
  Zero Coupon                                        0.0        0.0        0.0       0.0     0.0     0.0     0.0     0.0      0.0
  Senior Sub Note                                    0.0        0.0        0.0       0.0     0.0     0.0     0.0     0.0      0.0
  PIK HOLDCO                                          0.0        0.0        0.0       0.0     0.0     0.0     0.0     0.0      0.0
  Deferred Income Tax Liability                      0.0        0.0        0.0       0.0     1.0     5.7    12.6    21.3     31.7
  Other Non-Current Liabilities                      1.3        2.5        2.5       2.5     2.5     2.5     2.5     2.5      2.5
                                                 -------  ---------  ---------  -------- ------- ------- ------- ------- --------
    Total Non-Current Liabilities                  100.7      100.6      202.2     182.2   170.8   160.5   147.5   123.8    134.2
  Stockholders' Equity                             121.1      125.6       93.0      99.0   111.0   126.7   146.2   171.8    204.6
                                                 -------  ---------  ---------  -------- ------- ------- ------- ------- --------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $272.9     $290.3     $357.7    $463.0  $575.2  $690.3  $807.9  $926.1 $1,044.0
                                                 -------  ---------  ---------  -------- ------- ------- ------- ------- --------
                                                 -------  ---------  ---------  -------- ------- ------- ------- ------- --------

SELECTED FINANCIAL DATA
  Non-Cash Current Ratio                             2.4x       2.2x       2.2x      2.3x    2.5x    2.4x    2.4x    2.4x     2.5x
  Non-Cash Working Capital                        $ 68.2     $ 75.7     $ 75.7    $ 84.8  $ 99.7  $111.3  $127.3  $144.8  $ 162.8
  Senior Debt                                     $100.9     $ 99.7     $ 99.7    $197.8  $292.7  $376.6  $457.5  $530.5  $ 594.1
  Total Debt                                      $100.9     $ 99.7     $199.7    $297.8  $392.7  $476.6  $557.5  $630.5  $ 694.1
  EBITDA                                          $ 39.5     $ 42.6     $ 42.6    $ 47.4  $ 68.8  $ 86.2  $102.8  $122.9  $ 143.7
  Total Debt/Total Capitalization                   45.5%      44.2%      68.2%     75.0%   78.0%   79.0%   79.2%   78.6%    77.2%
  Senior Debt/EBITDA                                 2.6x       2.3x       2.3x      4.2x    4.3x    4.4x    4.4x    4.3x     4.1x
  Total Debt/EBITDA                                  2.6x       2.3x       4.7x      6.3x    5.7x    5.5x    5.4x    5.1x     4.8x
  Tangible Book Value                             $ 69.1     $ 74.8     $(22.7)   $(16.9)  $(4.4) $ 10.9  $ 30.0  $ 55.3  $  87.4



                                                            Year Ended December 31,
                                                 -----------------------------------------
                                                   2005E      2006E       2007E      2008E
                                                 --------   --------    --------   --------
ASSETS
  Cash and Cash Equivalents                      $    5.8   $    5.8    $    5.8   $    5.8
  Accounts Receivable, Net                          259.4      287.9       317.6      348.3
  Other Receivables                                  30.6       31.9        33.2       34.5
  Other Current Assets                               14.2       15.8        17.5       19.3
                                                 --------    --------    --------   --------
    Total Current Assets                            309.9      341.4       374.0      407.9
  PP&B, Net                                         706.8      791.1       873.7      954.8
  Existing Tax-Deductible Goodwill                    0.0        0.0         0.0        0.0
  Existing Non-Deductible Goodwill                    0.0        0.0         0.0        0.0
  Acquisition Non-Deductible Goodwill                32.7       37.0        41.3       45.4
  New LBO Goodwill and Financing Costs               85.0       81.2        77.3       73.4
  Deferred Income Tax Asset                           0.0        0.0         0.0        0.0
  Other Non-Current Assets                           27.0       27.8        28.6       29.5
                                                 --------   --------    --------   --------
    Total Non-Current Assets                        851.5      937.0     1,020.9    1,103.1
                                                 --------   --------    --------   --------
TOTAL ASSETS                                     $1,161.4   $1,278.4    $1,394.9   $1,511.0
                                                 --------   --------    --------   --------
                                                 --------   --------    --------   --------

LIABILITIES AND STOCKHOLDERS' EQUITY
  Accounts Payable and Accrued Expenses          $  106.0   $  116.5    $  127.3   $  138.5
  Current Portion of L-T Debt                         0.0        0.0         0.0        0.0
  Revolver                                          647.3      689.2       718.3      733.8
  Other Current Liabilities                          16.6       18.3        19.9       21.7
                                                 --------   --------    --------   --------
    Total Current Liabilities                       770.0      823.9       865.7      894.0
  Existing Long-Term Debt                             0.0        0.0         0.0        0.0
  Term A                                              0.0        0.0         0.0        0.0
  Term B                                              0.0        0.0         0.0        0.0
  Term C                                              0.0        0.0         0.0        0.0
  Term D                                              0.0        0.0         0.0        0.0
  Term E                                              0.0        0.0         0.0        0.0
  Existing Debt                                       0.0        0.0         0.0        0.0
  WCAS Sub Debt                                     100.0      100.0       100.0      100.0
  Zero Coupon                                         0.0        0.0         0.0        0.0
  Senior Sub Note                                     0.0        0.0         0.0        0.0
  MK HOLDCO                                           0.0        0.0         0.0        0.0
  Deferred Income Tax Liability                      43.5       56.7        71.3       87.4
  Other Non-Current Liabilities                       2.5        2.5         2.5        2.5
                                                 --------   --------    --------   --------
    Total Non-Current Liabilities                   146.0      159.2       173.8      189.9
  Stockholders' Equity                              245.4      295.3       355.4      427.1
                                                 --------   --------    --------   --------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $1,161.4   $1,278.4    $1,394.9   $1,511.0
                                                 --------   --------    --------   --------
                                                 --------   --------    --------   --------

SELECTED FINANCIAL DATA
  Non-Cash Current Ratio                              2.5x       2.5x        2.5x       2.5x
  Non-Cash Working Capital                       $  181.5   $  200.9    $  221.0   $  241.9
  Senior Debt                                    $  647.3   $  689.2    $  718.5   $  733.8
  Total Debt                                     $  747.3   $  789.2    $  818.5   $  833.8
  EBITDA                                         $  165.3   $  187.7    $  211.1   $  235.4
  Total Debt/Total Capitalization                    75.3%      72.8%       69.7%      66.1%
  Senior Debt/EBITDA                                  3.9x       3.7x        3.4x       3.1x
  Total Debt/EBITDA                                   4.5x       4.2x        3.9x       3.5x
  Tangible Book Value                            $  127.7   $  177.1    $  236.9   $  308.2
                                                 --------   --------    --------   --------
                                                 --------   --------    --------   --------


                            PROJECT COUGAR
                   PROJECTED STATEMENTS OF CASH FLOWS
                        (DOLLARS IN MILLIONS)

-------------------------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 11,
---------------------------------------------------------------------------------------------------------------------------------
                                          1999E    2000E    2001E    2002E    2003E    2004E    2005E    2006E    2007E    2008E
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Cash Flows from Operating Activities:
  Net Income (Loss)                         $6.0    $11.9    $15.7    $19.5    $25.6    $32.8    $40.8    $49.9    $60.1    $71.7
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Adjustments to Reconcile Net Income
  (Loss) to Net Cash Provided by
  (Used in) Operating Activities:
      Deferred Income Taxes                  0.4      2.2      4.7      6.9      8.8     10.4     11.8     13.2     14.6     16.1
      Depreciation                           8.3     11.2     14.1     17.1     20.1     23.1     26.2     29.4     32.6     35.8
      Amortization of Tax-Deductible
        Goodwill                             0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0
      Amortization of Non-Deductible
        Goodwill and Financing               4.3      4.3      4.3      4.3      4.3      3.9      3.9      3.9      3.9      3.9
      Amortization of Non-Deductible
        Acquisition Goodwill                 0.1      0.2      0.3      0.3      0.4      0.5      0.6      0.7      0.8      0.8
      Accretion of Zero Coupons              0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0
      Accretion of PIK HOLDCO                0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0

  Changes in Assets and Liabilities:
      Accounts Receivable                   (9.8)   (16.8)   (20.2)   (24.1)   (25.7)   (26.5)   (27.5)   (28.5)   (29.6)   (30.8)
      Other Receivables                      0.1     (1.1)    (0.9)    (0.9)    (1.2)    (1.2)    (1.2)    (1.3)    (1.3)    (1.3)
      Other Current Assets                  (0.5)    (1.3)    (1.3)    (1.4)    (1.5)    (1.5)    (1.6)    (1.6)    (1.7)    (1.8)
      Other Non-Current Assets              (0.7)    (0.7)    (0.7)    (0.7)    (0.7)    (0.8)    (0.8)    (0.8)    (0.8)    (0.9)
      Accounts Payable                       0.9      3.0      9.5      9.1      9.4      9.7     10.0     10.4     10.8     11.2
      Other Current Liabilities              0.3      1.3      1.3      1.3      1.5      1.5      1.6      1.6      1.7      1.7
      Other Non-Current Liabilities          0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net Cash Provided by (Used in)
  Operating Activities:                      9.4     14.2     26.7     31.4     40.9     51.9     63.8     76.8     91.0    106.5

Investing Activities:
      Total Maintenance and Other CapEx     (7.5)    (9.1)   (10.7)   (12.3)   (13.9)   (15.5)   (17.1)   (18.7)   (20.3)   (21.9)
      Total Expansion CapEx               (100.0)  (100.0)  (100.0)  (100.0)  (100.0)  (100.0)  (100.0)  (100.0)  (100.0)  (100.0)
      Disposals of PP&E                      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0
      Other Investing Activities             0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net Cash Used in Investment Activities:   (107.5)  (109.1)  (110.7)  (112.3)  (113.9)  (115.5)  (117.1)  (118.7)  (120.3)  (121.9)

Financing Activities:
      Proceeds from Issuance of Debt         0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0
      Dividends                              0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0
Cash Available for Debt Repayment (OCP)    (98.1)   (94.9)   (83.9)   (80.9)   (73.0)   (63.6)   (53.3)   (41.9)   (29.3)   (15.4)
      Revolver/(Other Debt Repayment)       98.1     94.9     83.9     80.9     73.0     63.6     53.3     41.9     29.3     15.4
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net Increase (Decrease) in Cash              0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0
Cash - Beginning of Period                   5.8      5.8      5.8      5.8      5.8      5.8      5.8      5.8      5.8      5.8
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Cash - End of Period                        $5.8     $5.8     $5.8     $5.8     $5.8     $5.8     $5.8     $5.8     $5.8     $5.8
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------


                              PROJECT COUGAR

                             CREDIT STATISTICS
                           (DOLLARS IN MILLIONS)


                                                  Pro Forma                           Projected for FYE
                                             ----------------------   ---------------------------------------------------------
                                               LTM           1998        1999E   2000E   2001E   2002E   2003E   2004E   2005E
                                              ---------   ----------    ------- ------- ------- ------- ------- ------- -------
CAPITALIZATION:
      Current Portion of L-T Debt                              $0.0       $10.0   $12.5   $15.0   $19.9   $32.4    $0.0    $0.0
      Revolver                                                  0.0       108.1   212.9   309.3   405.2   498.1   594.1   647.3
      Existing Long-Term Debt                                   0.0         0.0     0.0     0.0     0.0     0.0     0.0     0.0
      Term A                                                   99.7        79.8    67.3    52.3    32.4     0.0     0.0     0.0
      Term B                                                    0.0         0.0     0.0     0.0     0.0     0.0     0.0     0.0
      Term C                                                    0.0         0.0     0.0     0.0     0.0     0.0     0.0     0.0
      Term D                                                    0.0         0.0     0.0     0.0     0.0     0.0     0.0     0.0
      Term E                                                    0.0         0.0     0.0     0.0     0.0     0.0     0.0     0.0
      Existing Debt                                             0.0         0.0     0.0     0.0     0.0     0.0     0.0     0.0
                                                          ----------    ------- ------- ------- ------- ------- ------- -------
          Total Senior Debt                                   $99.7      $197.8  $292.7  $376.6  $457.5  $530.5  $594.1  $647.3

      WCAS Sub. Debt                                         $100.0      $100.0  $100.0  $100.0  $100.0  $100.0  $100.0  $100.0
      Zero Coupon                                               0.0         0.0     0.0     0.0     0.0     0.0     0.0     0.0
      Senior Sub. Note                                          0.0         0.0     0.0     0.0     0.0     0.0     0.0     0.0
                                                           ----------    ------- ------- ------- ------- ------- ------- -------
          Total Senior Sub Debt                              $100.0      $100.0  $100.0  $100.0  $100.0  $100.0  $100.0  $100.0

      PIK HOLDCO                                               $0.0        $0.0    $0.0    $0.0    $0.0    $0.0    $0.0    $0.0

          Total OpCo Debt                                    $199.7      $297.8  $392.7  $476.6  $557.5  $630.5  $694.1  $747.3
          Total Holdco Debt                                    $0.0        $0.0    $0.0    $0.0    $0.0    $0.0    $0.0    $0.0

       Equity                                                  93.0        99.0   111.0   126.7   146.2   171.8   204.6   245.4
                                                           ----------    ------- ------- ------- ------- ------- ------- -------
          Total Capitalization                               $292.7      $396.8  $503.7  $603.3  $703.7  $802.3  $898.7  $992.7

Financial Ratios:
      Senior Debt/Total Capitalization               .3x        .3x         .5x     .6x     .6x     .7x     .7x     .7x     .7x
      Senior Debt/EBITDA                            2.5x       2.5x        4.2x    4.3x    4.4x    4.4x    4.3x    4.1x    3.9x
      Total Op. Co. Debt/EBITDA                     5.1x       4.7x        6.3x    5.7x    5.5x    5.4x    5.1x    4.8x    4.5x
      Total Debt/Total Capitalization                .7x        .7x         .8x     .8x     .8x     .8x     .8x     .8x     .8x
      Total Debt/EBITDA                             5.1x       4.7x        6.3x    5.7x    5.5x    5.4x    5.1x    4.8x    4.5x
      EBITDA/Cash Interest                          2.1x       2.2x        2.0x    2.1x    2.1x    2.2x    2.3x    2.4x    2.5x
      EBITDA/Total Interest                         2.1x       2.2x        2.0x    2.1x    2.1x    2.2x    2.3x    2.4x    2.5x
      EBIT/Total Interest                           1.6x       1.8x        1.5x    1.7x    1.7x    1.7x    1.8x    1.9x    2.0x

Other:
      Cash For Debt Retirement                         -          -      ($98.1) ($94.9) ($83.9) ($80.9) ($73.0) ($63.6) ($53.3)
      EBITDAR                                       61.6       73.7        79.4    101.8  120.1   137.8   158.9   180.8   203.5
      EBITDA                                        39.5       42.6        47.4     68.8   86.2   102.8   122.9   143.7   165.3
      EBIT                                          31.2       33.3        34.8     53.2   67.5    81.2    98.1   116.2   134.6

                                                   Projected For FYE
                                                 ------------------------
                                                   2006E    2007E   2008E
                                                 -------  ------- -------
CAPITALIZATION:
      Current Portion of L-T Debt                   $0.0      $0.0       $0.0
      Revolver                                     689.2     718.5      733.8
      Existing Long-Term Dept                        0.0       0.0        0.0
      Term A                                         0.0       0.0        0.0
      Term B                                         0.0       0.0        0.0
      Term C                                         0.0       0.0        0.0
      Term D                                         0.0       0.0        0.0
      Term E                                         0.0       0.0        0.0
      Existing Debt                                  0.0       0.0        0.0
                                                  -------   -------   -------
           Total Senior Debt                      $689.2     $718.5    $733.8

       WCAS Sub. Debt                             $100.0     $100.0    $100.0
       Zero Coupon                                   0.0        0.0       0.0
       Senior Sub Note                               0.0        0.0       0.0
                                                  -------   -------  --------
           Total Senior Sub Dept                   $100.0    $100.0    $100.0

       PIK HOLDCO                                    $0.0      $0.0      $0.0

       Total OpCo Debt                             $789.2    $818.5    $833.8
       Total Holdco Debt                             $0.0      $0.0      $0.0

Equity                                             $295.3    $355.4    $427.1
                                                 --------  --------  --------
       Total Capitalization                      $1.084.4  $1.173.9  $1,260.9

Financial Ratios:
       Senior Debt/Total Capitalization               .6x      .6x      .6x
       Senior Debt/EBITDA                            3.7x     3.4x     3.1x
       Total Op. Co. Debt/EBITDA                     4.2x     3.9x     3.5x
       Total Debt/Total Capitalization                .7x      .7x      .7x
       Total Debt/EBITDA                             4.2x     3.9x     3.5x
       EBITDA/Cash Interest                          2.7x     2.9x     3.1x
       EBITDA/Total Interest                         2.7x     2.9x     3.1x
       EBIT/Total Interest                           2.2x     2.4x     2.6x

Other:
       Cash For Debt Retirement                    ($41.9)  ($29.3)  ($15.4)
       EBITDAR                                      227.1    251.6    277.1
       EBITDA                                       187.7    211.1    235.4
       EBIT                                         153.8    173.9    194.8

                                                 PROJECT COUGAR
                                HISTORICAL AND PROJECTED OPERATING RESULTS - PATIENT SERVICES
                                               (DOLLARS IN MILLIONS)

                                          HISTORICAL                                PROJECTED YEAR ENDED DECEMBER 31,
                                      -------------------    PRO FORMA   ---------------------------------------------------------
                                        1996       1997        1996E         1999E        2000E        2001E         2002E
                                       -------   -------      -------      --------      -------      -------       -------
REVENUES
 Nursing Facilities (Owned/Leased)     $200.3     $226.3       $239.7       $237.1       $245.9        $251.5        $257.3
 Florida Hospitals                        0.0        7.7         13.5         14.1         15.2          15.9          16.6
 Third Party Management Services          5.7        7.8         10.2         11.1         13.6          16.2          18.9
 HCPI                                     0.0        0.0         36.5         36.5         37.8          39.2          40.5
 Flatley                                  0.0        0.0         40.0         40.0         41.4          42.8          44.3
 Northwest Missouri                       0.0        0.0         17.0         17.0         17.6          18.3          18.9
 Other Revenue                            0.0        0.4          1.9          1.9          2.0           2.1           2.1
                                       ------     ------       ------       ------       ------        ------        ------
  Patient Services Revenues             205.9      242.3        358.9        357.9        373.6         386.0         398.8

 Operating Expenses                     136.3      146.9        149.8        154.3        159.0         163.7         168.7
 Ancillary Expenses                      31.1       38.5         43.3         44.8         46.1          47.5          48.9
 Florida Hospitals Expenses               0.0        5.2         10.9         11.4         12.1          12.6          13.2
 HCPI Expenses                            0.0        0.0         30.2         30.2         31.0          31.7          32.8
 Flatley Expense                          0.0        0.0         31.6         31.6         32.7          33.9          35.0
 Northwest Missouri                       0.0        0.0         13.8         13.8         14.2          14.7          15.3
                                       ------     ------       ------       ------       ------        ------        ------
  Facility Operating Expenses           167.4      190.6        279.6        286.0        295.2         304.2         313.9

PPS Cost Savings
  Pharmacy                                0.0        0.0          0.0          1.0          1.5           1.5           1.6
  Supplies                                0.0        0.0          0.0          1.0          2.0           3.0           3.1
  Increase in LOS Staffing                0.0        0.0          0.0         (1.5)        (3.0)         (3.0)         (3.0)
  Reduction in Staffing                   0.0        0.0          0.0         11.3         11.7          12.0          12.4
  Increased Field Staffing                0.0        0.0          0.0         (1.9)        (2.0)         (2.0)         (2.1)
  Additional PPS Cushion                  0.0        0.0         (2.5)        (3.0)         0.0           0.0           0.0
  Cost Reduction in Respiratory           0.0        0.0          0.0          2.1          2.2           2.3           2.3
                                       ------     ------       ------       ------       ------        ------        ------
    Cost Savings                          0.0        0.0         (2.5)         9.0         12.5          13.9          14.9

Patient Services EBITDAR                $38.5      $51.7        $76.8        $80.9         90.9          95.6         $99.2
                                       ------     ------       ------       ------       ------        ------        ------
                                       ------     ------       ------       ------       ------        ------        ------

Third Party Management Services
  New Third Party Contracts Per Year                                            10           10            10            10
  Average Revenue/Contract                                                  $0.220       $0.220        $0.220        $0.220
                                                                            ------       ------        ------        ------
  Incremental Revenue                                                         $2.2         $2.2          $2.2          $2.2

  Existing Revenue (1999 reduced by $0.5 mm)                                  $9.7        $11.1         $13.6         $16.2
  Cumulative Revenue (assumes 3.0% same-facility growth,
     mid-year convention                                                     $11.1        $13.6         $16.2         $18.9
                                                                            ------       ------        ------        ------
                                                                            ------       ------        ------        ------

GROWTH RATE:
  Revenues
    Nursing facilities                     --       13.0%         5.9%        -1.1%         3.7%          2.3%          2.3%
    Management Services                    --       38.4%        30.2%         8.7%        22.8%         19.1%         16.6%
    HCPI                                   --         --           --          0.0%         3.5%          3.5%          3.5%
    Flatley                                --         --           --          0.0%         3.5%          3.5%          3.5%
    Northwest Missouri                     --         --           --          0.0%         3.5%          3.5%          3.5%
    Patient Services Revenues              --       17.6%        48.1%        -0.3%         4.4%          3.3%          3.3%

MARGINAL:
  Patient Services EBITDAR               18.7%      21.3%        21.4%        22.6%        24.3%         24.8%         24.9%
  HCPI EBITDAR                             --         --         17.4%        17.4%        18.0%         19.0%         19.0%
  Flatley EBITDAR                                                21.0%        21.0%        21.0%         21.0%         21.0%
  Northwest EBITDAR                                              19.3%        19.3%        19.3%         19.3%         19.3%





                                     PROJECT COUGAR
                HISTORICAL AND PROJECTED OPERATING RESULTS - PATENT SERVICES
                                  (DOLLARS IN MILLIONS)


                                                                  PROJECTED YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------------------------------
                                                     2003E        2004E        2005E         2006E        2007E        2008E
                                                  ----------   ---------      -------      --------     --------     ---------
REVENUES
 Nursing Facilities (Owned/Leased)                  $266.1       $275.2        $284.6        $294.3       $304.5        $351.5
 Florida Hospitals                                    18.0         18.9          19.8          20.7         21.7          22.7
 Third Party Management Services                      21.7         24.5          27.5          30.5         33.6          36.8
 HCPI                                                 41.9         43.4          44.9          46.5         48.1          49.8
 Flatley                                              45.9         47.5          49.2          50.9         52.7          54.5
 Northwest Missouri                                   19.6         20.2          21.0          21.7         22.4          23.2
 Other Revenue                                         2.2          2.2           2.3           2.4          2.3           2.5
                                                    ------       ------        ------        ------       ------        ------
  Patient Services Revenues                          415.4        432.0         449.2         467.0        485.5         504.6

 Operating Expenses                                  173.7        178.9         184.3         189.8        195.5         201.4
 Ancillary Expenses                                   50.4         51.9          53.5          55.1         56.7          58.4
 Florida Hospitals Expenses                           14.3         15.0          15.7          16.4         17.2          18.0
 HCPI Expenses                                        34.0         35.2          36.4          37.7         39.0          40.3
 Flatley Expense                                      36.3         37.5          38.8          40.2         41.6          43.1
 Northwest Missouri                                   15.8         16.3          16.9          17.5         18.1          18.8
                                                    ------       ------        ------        ------       ------        ------
  Facility Operating Expenses                        320.5        334.9         345.6         356.7        368.2         380.0

PPS Cost Savings
  Pharmacy                                             1.6          1.7           1.7           1.8          1.8           1.9
  Supplies                                             3.2          3.3           3.4           3.5          3.6           3.7
  Increase in LOS Staffing                            (3.0)        (3.0)         (3.0)         (3.0)        (3.0)         (3.0)
  Reduction in Staffing                               12.8         13.2          13.6          14.0         14.4          14.8
  Increased Field Staffing                            (2.1)        (2.1)         (2.1)         (2.1)        (2.1)         (2.1)
  Additional PPS Cushion                               0.0          0.0           0.0           0.0)         0.0           0.0
  Cost Reduction in Respiratory                        2.4          2.5           2.5           2.6          2.7           2.8
                                                    ------       ------        ------        ------       ------        ------
    Cost Savings                                      14.9         15.5          16.2          16.8         17.4          18.1

Patient Services EBITDAR                            $105.9       $112.7        $119.7        $127.1       $134.8        $142.7
                                                    ------       ------        ------        ------       ------        ------
                                                    ------       ------        ------        ------       ------        ------

Third Party Management Services
  New Third Party Contracts Per Year                    10           10            10            10           10            10
  Average Revenue/Contract                          $0.220       $0.220        $0.220        $0.220       $0.220        $0.220
                                                    ------       ------        ------        ------       ------        ------
  Incremental Revenue                                 $2.2         $2.2          $2.2          $2.2         $2.2          $2.2

  Existing Revenue (1999 reduced by $0.5 mm)         $18.9        $21.7         $24.5         $27.5        $30.5         $33.6
  Cumulative Revenue (Assumes 3.0% same-facility
     growth mid-year convention                      $21.7        $24.5         $27.5         $30.5        $33.6         $36.8
                                                    ------       ------        ------        ------       ------        ------
                                                    ------       ------        ------        ------       ------        ------

GROWTH RATE:
  Revenues
    Nursing facilities                                 3.4%         3.4%          3.4%          3.4%         3.4%          3.5%
    Management Services                               14.6%        13.1%         12.0%         11.0%        10.2%          9.5%
    HCPI                                               3.5%         3.5%          3.5%          3.5%         3.5%          3.5%
    Flatley                                            3.5%         3.5%          3.5%          3.5%         3.5%          3.5%
    Northwest Missouri                                 3.5%         3.5%          3.5%          3.5%         3.5%          3.5%
    Patient Services Revenues                          4.2%         4.0%          4.0%          4.0%         4.0%          3.9%

MARGINAL:
  Patient Services EBITDAR                            25.5%        26.1%         26.7%         27.2%        27.8%         28.3%
  HCPI EBITDAR                                        19.0%        19.0%         19.0%         19.0%        19.0%         19.0%
  Flatley EBITDAR                                     21.0%        21.0%         21.0%         21.0%        21.0%         21.0%
  Northwest EBITDAR                                   19.3%        19.3%         19.3%         19.3%        19.3%         19.3%

                                             PROJECT COUGAR

                          SUMMARY PROJECTED PATIENT SERVICES PPS ADJUSTMENTS

                                         (DOLLARS IN MILLIONS)
                          ---------------------------------------------------



                                                             Projected Year Ended December 31,
                                                     ------------------------------------------------
                                                      1999E        2000E         2001E         2002E
                                                     -------      -------       -------       -------

REVENUE ADJUSTMENTS

  Owned/Leased Medicare Rate Adjustment(a)           $(11.9)      $(12.3)       $(13.5)       $(14.8)
  Increased Length of Stay Revenue                      2.5          5.0           5.0           5.0
                                                     -------      -------       -------       -------
  Net Revenue Adjustments                             $(9.4)       $(7.2)        $(8.5)        $(9.8)


OPERATING EXPENSE ADJUSTMENTS

  COUGAR Facilities Serviced by Paragon                $7.1         $7.3          $7.5          $7.7
  COUGAR Facilities Shifting to Paragon                 4.3          4.4           4.5           4.7
                                                     -------      -------       -------       -------
      Sub-Total                                        11.3         11.7          12.0          12.4

  Respiratory Cost Reductions                           2.1          2.2           2.3           2.3
  Increased Length of Stay Costs                       (1.5)        (3.0)         (3.0)         (3.0)

  Pharmacy Cost Reductions                              1.0          1.5           1.5           1.6
  Supply Cost Reductions                                1.0          2.0           3.0           3.1
  Increase in Field Staffing to Manage PPS             (1.9)        (2.0)         (2.0)         (2.1)
  Incremental PPS Spending                             (3.0)          --            --            --
                                                     -------      -------       -------       -------
  Total Operating Expense Adjustments                  $9.0        $12.5         $13.9         $14.4


NET ADJUSTMENTS                                       $(0.4)        $5.2          $5.4          $4.6
                                                     -------      -------       -------       -------
                                                     -------      -------       -------       -------


------------------------
(a) INCLUDES FLORIDA PPS ADJUSTMENT.

                                PROJECT COUGAR

         HISTORICAL AND PROJECTED OPERATING RESULTS - PARAGON/TOTAL CARE
                             (DOLLARS IN MILLIONS)




                                               Historical
                                            ----------------   Pro Forma
                                              1996     1997      1998E
                                            -------  -------   ---------


Revenues
  Base                                       $32.8   $ 71.2      $100.7
  Increase in LOS - PPS                        0.0      0.0         0.0
  Third Party Contracts and
   Managed Facilities                          0.0      0.0         0.0
  COUGAR Acquired Facilities
   Converted to Paragon                        0.0      0.0         0.0
                                             -----   ------      ------
    Net Revenues                              32.8     71.2       100.7


Operating Expenses
  Base                                        24.5     57.2        82.0
  New Contracts (incorporates
    staffing reductions)                       0.0      0.0         0.0
                                             -----   ------      ------
    Operating Expenses                        24.5     57.2        82.0


PPS Cost Savings
  Increase in LOS Staffing                     0.0      0.0         0.0
  Reduction in Benefits                        0.0      0.0         0.0
  Reduction in Staffing                        0.0      0.0         0.0
                                             -----   ------       -----
    Cost Savings                               0.0      0.0         0.0


Paragon/Total Care EBITDAR                    $8.2    $14.0       $18.6
                                             -----   ------       -----

Third Party Contracts and
  Managed Facilities

  Third Party Contracts
  Contracts from COUGAR
   Third Party Managed
   Facilities

    Total Contracts

  Average Revenues/Facility
   (Adjusted for PPS)

Third Party Revenue
  per Year

Cumulative Incremental
  Revenue (3.0% growth
  year/year, mid-year
  conversion)

COUGAR Acquired Facilities
 Converted to Paragon

  Acquired Facilities
   (assumes 100 beds/facility)
  Average Revenue/Facility
   (Adjusted for PPS)

Revenue from COUGAR
  Acquired Facilities
  Converted to Paragon

Cumulative Rev. from Acq.
  Facilities (3.0% growth
  year/year, mid-year
  conversion)

Growth Rates:
-------------

  Base                                          --     117.2%      41.4%
  Third Party and Managed
    Facilities                                  --        --         --
  COUGAR Facilities Converted                   --        --         --
    Net Revenues                                --     117.2%      41.4%
                                             -----     -----      -----


Margins
-------

  Paragon/Total Care EBITDAR
    After Savings                             25.1%     19.6%      18.5%
  New Contracts                                0.0%      0.0%       0.0%



                                                       Projected Year Ended December 31,
                               ---------------------------------------------------------------------------------------------------
                                1999E    2000E    2001E    2002E    2003E      2004E      2005E     2006E      2007E       2008E
                               -------  -------  -------  -------  -------    --------   --------   --------   --------   --------

Revenues
  Base                          $80.7    $ 83.2   $ 85.6   $ 88.2   $ 90.9     $ 93.6     $ 96.4     $ 99.3      $102.3     $105.3
  Increase in LOS - PPS           1.8       1.9      1.9      2.0      2.0        2.1        2.2        2.2         2.3        2.4
  Third Party Contracts and
    Managed Facilities            4.3      13.1     22.1     31.4     41.0       50.9       61.0       71.5        82.3       93.4
  COUGAR Acquired Facilities
    Converted to Paragon          2.9       8.7     14.7     21.0     27.3       33.9       40.7       47.7        54.9       62.3
                                -----    ------   ------   ------   ------     ------     ------     ------      ------     ------
    Net Revenues                 89.8     106.8    124.4    142.6    161.3      180.5      200.3      220.7       241.7      263.4


Operating Expenses
  Base                           84.5      87.0     89.6     92.3     95.1       97.9      100.9      103.9       107.0      110.2
  New Contracts
    (incorporates staffing
    reduction)                    6.0      18.2     30.7     43.7     57.0       70.7       84.9       99.4       114.4      129.8
                                -----    ------   ------   ------   ------     ------     ------     ------      ------     ------
    Operating Expenses           90.5     105.2    120.4    136.0    152.1      168.6      185.7      203.3       221.4      240.1

PPS Cost Savings
  Increase in LOS Staffing       (1.3)     (1.3)    (1.3)    (1.4)    (1.4)      (1.5)      (1.5)      (1.6)       (1.6)      (1.7)
  Reduction in Benefits           1.5       1.5      1.6      1.6      1.7        1.7        1.8        1.8         1.9        2.0
  Reduction in Staffing          15.4      15.9     16.4     16.9     17.4       17.9       18.4       19.0        19.5       20.1
                                -----    ------   ------   ------   ------     ------     ------     ------      ------     ------
    Cost Savings                 15.7      16.1     16.6     17.1     17.6       18.1       18.7       19.3        19.8       20.4


Paragon/Total Care EBITDAR     $ 14.9    $ 17.8   $ 20.7   $ 23.7   $ 26.8     $ 30.0     $ 33.3     $ 36.7      $ 40.2     $ 43.8
                                -----    ------   ------   ------   ------     ------     ------     ------      ------     ------
                                -----    ------   ------   ------   ------     ------     ------     ------      ------     ------

Third Party Contracts and
  Managed Facilities

  Third Party Contracts            20        20       20       20       20         20         20         20          20         20
  Contracts from COUGAR
    Third Party Managed
    Facilities                     10        10       10       10       10         10         10         10          10         10
                                -----    ------   ------   ------   ------     ------     ------     ------      ------     ------
  Total Contracts                  30        30       30       30       30         30         30         30          30         30

  Average Revenues/Facility
    (Adjusted for PPS)         $0.288    $0.288   $0.288   $0.288   $0.288     $0.288     $0.288     $0.288      $0.288     $0.288

Third Party Revenue
  per Year                     $  8.6    $  8.6   $  8.6   $  8.6   $  8.6     $  8.6     $  8.6     $  8.6      $  8.6     $  8.6

Cumulative Incremental
  Revenue (3.0% growth
  year/year, mid-year
  conversion)                  $  4.3    $ 13.1   $ 22.1   $ 31.4   $ 41.0     $ 50.9     $ 61.0     $ 71.5      $ 82.3     $ 93.4

                                -----    ------   ------   ------   ------     ------     ------     ------      ------     ------
                                -----    ------   ------   ------   ------     ------     ------     ------      ------     ------

COUGAR Acquired Facilities
  Converted to Paragon

  Acquired Facilities
    (assumes 100 beds/facility)    20        20       20       20       20         20         20         20          20         20
  Average Revenue/Facility
    (Adjusted for PPS)         $0.288    $0.288   $0.288   $0.288   $0.288     $0.288     $0.288     $0.288      $0.288     $0.288
                                -----    ------   ------   ------   ------     ------     ------     ------      ------     ------
Revenue from COUGAR
  Acquired Facilities
  Converted to Paragon         $  5.8    $  5.8   $  5.8   $  5.8   $  5.8     $  5.8     $  5.8     $  5.8      $  5.8     $  5.8

Cumulative Rev. from Acq.
  Facilities (3.0% growth
  year/year, mid-year
  conversion)                  $  2.9    $  8.7   $ 14.7   $ 21.0   $ 27.3     $ 33.9     $ 40.7     $ 47.7      $ 54.9     $ 62.3

Growth Rates:
-------------

  Base                          -19.8%      3.0%     3.0%     3.0%     3.0%       3.0%       3.0%       3.0%        3.0%       3.0%
  Third Party and Managed
    Facilities                    0.0%    203.0%    69.0%    42.1%    30.5%      24.1%      20.0%      17.2%       15.1%      13.5%
  COUGAR Facilities Converted      --     203.0%    69.0%    42.1%    30.5%      24.1%      20.0%      17.2%       15.1%      13.5%
    Net Revenues                -10.8%     19.0%    16.5%    14.6%    13.1%      11.9%      11.0%      10.2%        9.5%       9.0%

Margins
-------

  Paragon/Total Care EBITDAR
    After Savings                16.6%     16.6%    16.6%    16.6%    16.6%      16.6%      16.6%      16.6%       16.6%      16.6%
  New Contracts                  16.6%     16.6%    16.6%    16.6%    16.6%      16.6%      16.6%      16.6%       16.6%      16.6%


                                            PROJECT COUGAR

                               SUMMARY PROJECTED PARAGON PPS ADJUSTMENTS

                                         (DOLLARS IN MILLIONS)
                               -----------------------------------------



                                                             Projected Year Ended December 31,
                                                     ------------------------------------------------
                                                      1999E        2000E         2001E         2002E
                                                     -------      -------       -------       -------

REVENUE ADJUSTMENTS

  Third Party Contract Services                      $(14.1)      $(14.1)       $(14.1)       $(14.1)
  Extrapolated Third Party Contract Services           (5.8)        (5.8)         (5.8)         (5.8)
  Increase in LOS Revenue                               1.8          1.9           1.9           2.0
                                                     -------      -------       -------       -------
  Net Revenue Adjustments                            $(18.1)      $(18.1)       $(18.0)       $(17.9)


OPERATING EXPENSE ADJUSTMENTS

  Productivity/Utilization Adj. (85%/105%)
     Third Party Contract Services                    $11.1        $11.4         $11.8         $12.1
     Extrapolated Third Party Contract Services         4.3          4.5           4.6           4.7
                                                      -------     -------       -------       -------
         Sub-Total                                     15.4         15.9          16.4          16.9

  Increased Length of Stay Costs                       (1.3)        (1.3)         (1.3)         (1.4)
  Decreased in Benefits and Other Adjustments           1.5          1.5           1.6           1.6
                                                      -------     -------       -------       -------

  Total Operating Expense Adjustments                  15.7         16.1          16.6          17.1

NET ADJUSTMENTS                                       $(2.5)       $(1.9)        $(1.4)        $(0.8)
                                                     -------      -------       -------       -------
                                                     -------      -------       -------       -------


                                           PROJECT COUGAR

                              HISTORICAL AND PROJECTED OPERATING RESULTS-PTS

                                       (DOLLARS IN MILLIONS)




                       Historical    Pro Forma                      Projected Year Ended December 31,
                      --------------           -----------------------------------------------------------------------------------
                        1996   1997    1998E   1999E   2000E   2001E   2002E   2003E   2004E   2005E   2006E   2007E    2008E
                      ------- ------  ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------------
Revenues                $3.0    $5.1    $5.1    $5.1    $5.1    $5.1    $5.1    $5.1    $5.1    $5.1    $5.1    $5.1     $5.1


  Operations Expenses    1.6     3.0     3.0     3.0     3.0     3.0     3.0     3.0     3.0     3.0     3.0     3.0      3.0
                       ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -----------

PTS EBITDAR             $1.3    $2.1    $2.1    $2.1    $2.1    $2.1    $2.1    $2.1    $2.1    $2.1    $2.1    $2.1     $2.1
                       ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -----------
                       ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -----------

----------------------------------------------------------------------------------------------------------------------------------


GROWTH RATES/MARGINS:

  Revenue Growth         --     71.3%   0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%     0.0%    0.0%    0.0%    0.0%

 PTS EBITDAR Margin    44.8%    40.4%  40.4%   40.4%   40.4%   40.4%   40.4%   40.4%   40.4%    40.4%   40.4%   40.4%   40.4%


                             PROJECT COUGAR
  HISTORICAL AND PROJECTED OPERATING RESULTS - CONSOLIDATED ACQUISITION SUMMARY
                         (DOLLARS IN MILLIONS)

                                                                PROJECTED YEAR ENDED DECEMBER 31,
                     PROJECTED  -------------------------------------------------------------------------------------------------
                       1998E     1999E     2000E     2001E     2002E     2003E     2004E     2005E     2006E     2007E     2008E
                      -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
NET REVENUES             $0.0     $37.7    $116.1    $197.7    $282.5    $370.7    $462.4    $557.8    $657.0    $760.2    $867.5


Operating Expenses        0.0      30.9      94.4     159.7     227.5     298.1     371.5     447.8     527.2     609.7     695.6
                      -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
ACQUISITION EBITDAR      $0.0      $6.8     $21.7     $38.0     $55.0     $72.6     $90.9    $110.0    $129.9    $150.5    $172.0
                      -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                      -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
--------------------------------------------------------------------------------------------------------------------------------

GROWTH RATES:

 Net Revenues               -         -    208.0%     70.2%     42.9%     31.2%     24.7%     20.6%     17.8%     15.7%     14.1%
 Acquisition EBITDAR        -         -    219.6%     75.2%     44.6%     32.1%     25.3%     21.0%     18.0%     15.9%     14.3%

MARGIOS

 Acquisition EBITDAR        -     18.0%     18.7%     19.2%     19.5%     19.6%     19.7%     19.7%     19.8%     19.8%     19.8%


                                                             PROJECT COUGAR

                                                           ACQUISITION SUMMARY
                                                          (DOLLARS IN MILLIONS)


Acquisition Revenues
                                         1999     2000     2001     2002     2003     2004     2005     2006     2007     2008
                                       -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
          1999 Acquisitions               $37.7    $78.4    $81.5    $84.8    $88.2    $91.7    $95.4    $99.2   $103.2   $107.3
          2000 Acquisitions                         37.7     78.4     81.5     84.8     88.2     91.7     95.4     99.2    103.2
          2001 Acquisitions                                  37.7     78.4     81.5     84.8     88.2     91.7     95.4     99.2
          2002 Acquisitions                                           37.7     78.4     81.5     84.8     88.2     91.7     95.4
          2003 Acquisitions                                                    37.7     78.4     81.5     84.8     88.2     91.7
          2004 Acquisitions                                                             37.7     78.4     81.5     84.8     88.2
          2005 Acquisitions                                                                      37.7     78.4     81.5     84.8
          2006 Acquisitions                                                                               37.7     78.4     81.5
          2007 Acquisitions                                                                                        37.7     78.4
          2008 Acquisitions                                                                                                 37.7
          2009 Acquisitions
                                       -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
          Revenues                        $37.7   $116.1   $197.7   $282.5   $370.7   $462.4   $557.8   $657.0   $760.2   $867.5
                                       -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                                       -------- -------- -------- -------- -------- -------- -------- -------- -------- --------


Acquisition Operating Expenses

                                          1999     2000     2001     2002     2003     2004     2005     2006     2007     2008
                                        -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
          1999 Acquisitions                $30.9    $63.5    $65.2    $67.8    $70.6    $73.4    $76.3    $79.4    $82.5    $85.9
          2000 Acquisitions                          30.9     63.5     65.2     67.8     70.6     73.4     76.3     79.4     82.5
          2001 Acquisitions                                   30.9     63.5     65.2     67.8     70.6     73.4     76.3     79.4
          2002 Acquisitions                                            30.9     63.5     65.2     67.8     70.6     73.4     76.3
          2003 Acquisitions                                                     30.9     63.5     65.2     67.8     70.6     73.4
          2004 Acquisitions                                                              30.9     63.5     65.2     67.8     70.6
          2005 Acquisitions                                                                       30.9     63.5     65.2     67.8
          2006 Acquisitions                                                                                30.9     63.5     65.2
          2007 Acquisitions                                                                                         30.9     63.5
          2008 Acquisitions                                                                                                  30.9
          2009 Acquisitions
                                       --------- -------- -------- -------- -------- -------- -------- -------- -------- --------
          Operating Expenses               $30.9    $94.4   $159.7   $227.5   $298.1   $371.5   $447.8   $527.2   $609.7   $695.6
                                       --------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                                       --------- -------- -------- -------- -------- -------- -------- -------- -------- --------


Acquisition EBITDAR                         $6.8    $21.7    $38.0    $55.0    $72.6    $90.9   $110.0   $129.9   $150.5   $172.0
                                       --------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                                       --------- -------- -------- -------- -------- -------- -------- -------- -------- --------



EBITDAR Margins

                                         1999     2000     2001     2002     2003     2004     2005     2006     2007     2008
                                       -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
          1999 Acquisitions               18.0%    19.0%    20.0%    20.0%    20.0%    20.0%    20.0%    20.0%    20.0%    20.0%
          2000 Acquisitions                        18.0%    19.0%    20.0%    20.0%    20.0%    20.0%    20.0%    20.0%    20.0%
          2001 Acquisitions                                 18.0%    19.0%    20.0%    20.0%    20.0%    20.0%    20.0%    20.0%
          2002 Acquisitions                                          18.0%    19.0%    20.0%    20.0%    20.0%    20.0%    20.0%
          2003 Acquisitions                                                   18.0%    19.0%    20.0%    20.0%    20.0%    20.0%
          2004 Acquisitions                                                            18.0%    19.0%    20.0%    20.0%    20.0%
          2005 Acquisitions                                                                     18.0%    19.0%    20.0%    20.0%
          2006 Acquisitions                                                                              18.0%    19.0%    20.0%
          2007 Acquisitions                                                                                       18.0%    19.0%
          2008 Acquisitions                                                                                                18.0%
          2009 Acquisitions
                                       -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
          Revenues                        18.0%    18.7%    19.7%    19.5%    19.6%    19.7%    19.7%    19.8%    19.8%    19.8%



                                                      PROJECT COUGAR

                                           CONSOLIDATED WORKING CAPITAL SUMMARY
                                                   (DOLLARS IN MILLIONS)


                                                                       Pro Forma
                                                       6/30/98          12/31/98
                                                      ---------        ----------

Cash for Working Capital
     Growth

Net Accounts Receivable
     Total                                                $87.0            $108.8
     Days' Sales Outstanding                               72.2              90.3
     % of Sales                                           19.8%             24.7%

Other Receivables
     Total                                                $25.7             $24.3
     % of Sales                                            5.8%              5.5%

Prepaids and Other Current Assets
     Total                                                 $5.1              $5.1
     % of Sales                                            1.2%              1.2%

Accounts Payable and Accrued Expenses
     Total                                                $38.9             $54.6
     Days' Payables Outstanding                            41.4              58.2
     % of Sales                                            8.8%             12.4%

Other Current Liabilities
     Total                                                $10.7              $7.9
     % of Sales                                            2.4%              1.8%

Other Non-current Assets
     Total                                                $22.1             $21.9
     Growth                                                 --              -0.8%

Other Non-current Liabilities
     Total                                                 $1.3              $2.5
     Growth                                                  --               0.0%



                                                                              Year Ended December 31,
                                          ----------------------------------------------------------------------------------------
                                           1999E    2000E    2001E    2002E    2003E    2004E    2005E    2006E    2007E    2008E
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

Cash for Working Capital                     $5.8     $5.8     $5.8     $5.8     $5.8     $5.8     $5.8     $5.8     $5.8     $5.8
     Growth                                  0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%

Net Accounts Receivable
     Total                                 $118.7   $135.5   $155.7   $179.7   $205.4   $231.9   $259.4   $287.9   $317.6   $348.3
     Days' Sales Outstanding                 92.6     87.2     84.6     84.1     83.6     83.2     82.9     82.7     82.5     82.3
     % of Sales                             25.4%    23.9%    23.2%    23.0%    22.9%    22.8%    22.7%    22.7%    22.6%    22.5%

Other Receivables
     Total                                  $24.2    $25.3    $26.2    $27.1    $28.3    $29.4    $30.6    $31.9    $33.2    $34.5
     % of Sales                              5.2%     4.5%     3.9%     3.5%     3.2%     2.9%     2.7%     2.5%     2.4%     2.2%

Prepaids and Other Current Assets
     Total                                   $5.6     $7.0     $8.3     $9.6    $11.1    $12.6    $14.2    $15.8    $17.5    $19.3
     % of Sales                              1.2%     1.2%     1.2%     1.2%     1.2%     1.2%     1.2%     1.2%     1.2%     1.2%

Accounts Payable and Accrued Expenses
     Total                                  $55.5    $58.5    $68.0    $77.0    $86.4    $96.0   $106.0   $116.5   $127.3   $138.5
     Days' Payables Outstanding              55.8     49.1     48.1     46.8     45.7     44.9     44.2     43.6     43.1     42.7
     % of Sales                             11.9%    10.3%    10.1%     9.9%     9.6%     9.4%     9.3%     9.2%     9.1%     9.0%

Other Current Liabilities
     Total                                   $8.2     $9.5    $10.8    $12.1    $13.6    $15.1    $16.6    $18.3    $19.9    $21.7
     % of Sales                              1.8%     1.7%     1.6%     1.6%     1.5%     1.5%     1.5%     1.4%     1.4%     1.4%

Other Non-current Assets
     Total                                  $22.6    $23.3    $24.0    $24.7    $25.4    $26.2    $27.0    $27.8    $28.6    $29.5
     Growth                                  3.0%     3.0%     3.0%     3.0%     3.0%     3.0%     3.0%     3.0%     3.0%     3.0%

Other Non-current Liabilities
     Total                                   $2.5     $2.5     $2.5     $2.5     $2.5     $2.5     $2.5     $2.5     $2.5     $2.5
     Growth                                  0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%


                                                      PROJECT COUGAR

                                                  WORKING CAPITAL SUMMARY
                                                   (DOLLARS IN MILLIONS)


                                                                       Pro Forma
                                                       6/30/98          12/31/98
                                                      ---------        ----------

Cash for Working Capital
     Growth

Net Accounts Receivable
     Patient Services                                     $61.9             $83.7
     Paragon/Total Care                                    35.0              35.0
     PTS                                                    2.1               2.1
     Acquisitions                                            --                --
     Eliminations                                        (12.0)             (12.0)
                                                       --------          --------
        Total                                             $87.0            $108.8

Other Receivables
     Patient Services                                     $25.3             $23.8
     Paragon/Total Care                                     0.3               0.3
     PTS                                                    0.1               0.1
     Acquisitions                                            --                --
                                                       --------          --------
        Total                                             $25.7             $24.3

Prepaids and Other Current Assets
     Patient Services                                      $4.8              $4.8
     Paragon/Total Care                                     0.0               0.0
     PTS                                                    0.3               0.3
     Acquisitions                                            --                --
                                                        --------          --------
        Total                                              $5.1              $5.1

Accounts Payable and Accrued Expenses
     Patient Services                                     $39.1             $54.8
     Paragon/Total Care                                    11.5              11.5
     PTS                                                    0.3               0.3
     Acquisitions                                            --                --
     Eliminations                                        (12.0)             (12.0)
                                                        --------         --------
        Total                                             $38.9             $54.6

Other Current Liabilities
     Patient Services                                      $9.9              $7.0
     Paragon/Total Care                                     0.9               0.9
     PTS                                                    0.0               0.0
     Acquisitions                                            --                --
                                                        --------         --------
        Total                                             $10.7              $7.9

Other Non-current Assets                                  $22.1             $21.9
     Growth                                                  --              -0.8%

Other Non-current Liabilities                              $1.3              $2.5
     Growth                                                  --               0.0%


                                                                              Year Ended December 31,
                                          ----------------------------------------------------------------------------------------
                                           1999E    2000E    2001E    2002E    2003E    2004E    2005E    2006E    2007E    2008E
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

Cash for Working Capital                     $5.8     $5.8     $5.8     $5.8     $5.8     $5.8     $5.8     $5.8     $5.8     $5.8
     Growth                                   0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%

Net Accounts Receivable
     Patient Services                       $78.4    $76.8    $77.2    $79.8    $83.1    $86.4    $89.8    $93.4    $97.1   $100.9
     Paragon/Total Care                      34.4     38.1     42.6     48.8     55.2     61.8     68.6     75.6     82.8     90.2
     PTS                                      2.1      2.1      2.1      2.1      2.1      2.1      2.1      2.1      2.1      2.1
     Acquisitions                            15.5     31.6     48.4     65.8     83.9    102.8    122.4    142.8    164.0    186.0
     Eliminations                           (11.8)   (13.0)   (14.6)   (16.7)   (18.9)   (21.2)   (23.5)   (25.9)   (28.4)   (30.9)
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
        Total                              $118.7   $135.5   $155.7   $179.7   $205.4   $231.9   $259.4   $287.9    $317.6  $348.3

Other Receivables
     Patient Services                       $23.8    $24.8    $25.7    $26.5    $27.6    $28.7    $29.9   $31.0     $32.3    $33.5
     Paragon/Total Care                       0.3      0.4      0.4      0.5      0.6      0.6      0.7     0.8       0.8      0.9
     PTS                                      0.1      0.1      0.1      0.1      0.1      0.1      0.1     0.1       0.1      0.1
     Acquisitions                              --       --       --       --       --       --       --      --        --       --
                                          -------  -------  -------  -------  -------  -------  ------- -------   -------  -------
        Total                               $24.2    $25.3    $26.2    $27.1    $28.3    $29.4    $30.6   $31.9     $33.2    $34.5

Prepaids and Other Current Assets
     Patient Services                        $4.8     $5.0     $5.2     $5.4     $5.6     $5.8    $6.0     $6.3     $6.5     $6.8
     Paragon/Total Care                       0.0      0.0      0.0      0.0      0.0      0.1     0.1      0.1      0.1      0.1
     PTS                                      0.3      0.3      0.3      0.3      0.3      0.3     0.3      0.3      0.3      0.3
     Acquisitions                             0.5      1.6      2.8      4.0      5.2      6.5     7.8      9.2     10.6     12.1
                                          -------  -------  -------  -------  -------  -------  ------- -------   ------- -------
        Total                                $5.6     $7.0     $8.3     $9.6    $11.1    $12.6   $14.2    $15.8    $17.5    $19.3

Accounts Payable and Accrued Expenses
     Patient Services                       $49.7    $45.0    $46.8    $48.5    $50.1    $51.8   $53.4    $55.2    $57.0    $58.8
     Paragon/Total Care                      10.5     12.4     14.5     16.6     18.8     21.0    23.3     25.7     28.2     30.7
     PTS                                      0.3      0.3      0.3      0.3      0.3      0.3     0.3      0.3      0.3      0.3
     Acquisitions                             6.8     13.7     20.9     28.3     36.1     44.1    52.5     61.2     70.2     79.6
     Eliminations                           (11.8)   (13.0)   (14.6)   (16.7)   (18.9)   (21.2)  (23.5)   (25.9)   (28.4)   (30.9)
                                          -------  -------  -------  -------  -------  -------  ------- -------   ------- -------
        Total                               $55.5    $58.5    $68.0    $77.0    $86.4    $96.0  $106.0   $116.5   $127.3   $138.5


Other Current Liabilities
     Patient Services                        $7.0     $7.3     $7.5     $7.8     $8.1     $8.4    $8.8     $9.1     $9.5    $9.9
     Paragon/Total Care                       0.8      0.9      1.1      1.2      1.4      1.5     1.7      1.9      2.1     2.3
     PTS                                      0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0      0.0     0.0
     Acquisitions                             0.4      1.3      2.2      3.1      4.1      5.1     6.1      7.2      8.4     9.5
                                          -------  -------  -------  -------  -------  -------  ------- -------   ------- -------
        Total                                $8.2     $9.5    $10.8    $12.1    $13.6    $15.1   $16.6    $18.3    $19.9   $21.7


Other Non-current Assets                    $22.6    $23.3    $24.0    $24.7    $25.4    $26.2   $27.0    $27.8    $28.6   $29.5
          Growth                              3.0%     3.0%     3.0%     3.0%     3.0%     3.0%    3.0%     3.0%     3.0%    3.0%

Other Non-current Liabilities                $2.5     $2.5     $2.5     $2.5     $2.5     $2.5    $2.5     $2.5     $2.5    $2.5
          Growth                              0.0%     0.0%     0.0%     0.0%     0.0%     0.0%    0.0%     0.0%     0.0%    0.0%


                                                    PROJECT COUGAR

                                        WORKING CAPITAL SUMMARY - ACQUISITIONS
                                                 (DOLLARS IN MILLIONS)

                                                             Pro Forma

                                             6/30/98          12/31/98
                                            ---------        ----------

Net Accounts Receivable                          $0.0              $0.0
     Days' Sales Outstanding                      0.0               0.0
     % of Sales                                  0.0%              0.0%
     Growth                                        --                --

Other Receivables                                $0.0              $0.0
     % of Sales                                  0.0%              0.0%
     Growth                                        --                --

Prepaids and Other Current Assets                $0.0              $0.0
     % of Sales                                  0.0%              0.0%
     Growth                                        --                --

Accounts Payable and Accrued Expenses            $0.0              $0.0
     Days' Payables Outstanding                   0.0               0.0
     % of Sales                                  0.0%              0.0%
     Growth                                        --                --

Other Current Liabilities                        $0.0              $0.0
     % of Sales                                  0.0%              0.0%
     Growth                                        --                --



                                                                              Year Ended December 31,
                                          ----------------------------------------------------------------------------------------
                                           1999E    2000E    2001E    2002E    2003E    2004E    2005E    2006E    2007E    2008E
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

Net Accounts Receivable                     $15.5    $31.6    $48.4    $65.8    $83.9   $102.8   $122.4   $142.8   $164.0   $186.0
     Days' Sales Outstanding                 75.0     75.0     75.0     75.0     75.0     75.0     75.0     75.0     75.0     75.0
     % of Sales                             41.1%    27.2%    24.5%    23.3%    22.6%    22.2%    21.9%    21.7%    21.6%    21.4%
     Growth                                    --   104.0%    53.0%    36.0%    27.5%    22.5%    19.1%    16.7%    14.9%    13.4%

Other Receivables                            $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0
     % of Sales                              0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%
     Growth                                    --       --       --       --       --       --       --       --       --       --

Prepaids and Other Current Assets            $0.5     $1.6     $2.8     $4.0     $5.2     $6.5     $7.8     $9.2    $10.6    $12.1
     % of Sales                              1.4%     1.4%     1.4%     1.4%     1.4%     1.4%     1.4%     1.4%     1.4%     1.4%
     Growth                                    --   208.0%    70.2%    42.9%    31.2%    24.7%    20.6%    17.8%    15.7%    14.1%

Accounts Payable and Accrued Expenses        $6.8    $13.7    $20.9    $28.3    $36.1    $44.1    $52.5    $61.2    $70.2    $79.6
     Days' Payables Outstanding              40.0     40.0     40.0     40.0     40.0     40.0     40.0     40.0     40.0     40.0
     % of Sales                             18.0%    11.8%    10.6%    10.0%     9.7%     9.5%     9.4%     9.3%     9.2%     9.2%
     Growth                                    --   102.7%    52.1%    35.6%    27.3%    22.3%    19.0%    16.6%    14.8%    13.4%

Other Current Liabilities                    $0.4     $1.3     $2.2     $3.1     $4.1     $5.1     $6.1     $7.2     $8.4     $9.5
     % of Sales                              1.1%     1.1%     1.1%     1.1%     1.1%     1.1%     1.1%     1.1%     1.1%     1.1%
     Growth                                    --   208.0%    70.2%    42.9%    31.2%    24.7%    20.6%    17.8%    15.7%    14.1%


                                           PROJECT COUGAR

                              PROJECTED CAPITAL EXPENDITURES SCHEDULE

                                       (DOLLARS IN MILLIONS)

-------------------------------------------------------------------------------


                                      Pro Forma                          Year Ended December 31,
                                                  -------------------------------------------------------------------------------
                                      12/31/98    1999E   2000E   2001E   2002E   2003E   2004E   2005E   2006E   2007E   2008E
                                     ----------- ------- ------- ------- ------- ------- ------- ------- ------- ------- --------
Maintenance CapEx                                   $2.0    $2.6    $3.2    $3.8    $4.4    $5.0    $5.6    $6.2    $6.8    $7.4
Other CapEx                                          3.4     4.4     5.4     6.4     7.4     8.4     9.4    10.4    11.4    12.4
Incremental Acquisition CapEx                        2.0     2.0     2.0     2.0     2.0     2.0     2.0     2.0     2.0     2.0
                                                 ------- ------- ------- ------- ------- ------- ------- ------- ------- -------

Total Maintenance, Acquisition                      $7.5    $9.1   $10.7   $12.3   $13.9   $15.5   $17.1   $18.7   $20.3   $21.9
and Other CapEx


Total Acquisition/Expansion CapEx                 $100.0  $100.0  $100.0  $100.0  $100.0  $100.0  $100.0  $100.0  $100.0  $100.0
                                                -------- ------- ------- ------- ------- ------- ------- ------- ------- --------


Total CapEx                                       $107.5  $109.1  $110.7  $112.3  $113.9  $115.5  $117.1  $118.7  $120.3  $121.9
                                                 ------- ------- ------- ------- ------- ------- ------- ------- ------- --------
                                                 ------- ------- ------- ------- ------- ------- ------- ------- ------- --------




OWNED AND LEASED BEDS
  Beginning Owned/Leased Beds            --        6,831   8,831  10,831  12,831  14,831  16,831  18,831  20,831  22,831  24,831
  Plus: Acquired Beds                    --        2,000   2,000   2,000   2,000   2,000   2,000   2,000   2,000   2,000   2,000
                                       -------   ------- ------- ------- ------- ------- ------- ------- ------- ------- ---------
  Ending Owned/Leased Beds              6,831      8,831  10,831  12,831  14,831  16,831  18,831  20,831  22,831  24,831  26,831

  Managed Beds                          3,501      4,501   5,501   6,501   7,501   8,501   9,501  10,501  11,501  12,501  13,501
                                       -------   ------- ------- ------- ------- ------- ------- ------- ------- ------- ---------
   Total Owned, Leased & Managed Beds  10,332     13,332  16,332  19,332  22,332  25,332  28,332  31,332  34,332  37,332  40,332
                                       -------   ------- ------- ------- ------- ------- ------- ------- ------- ------- ---------
                                       -------   ------- ------- ------- ------- ------- ------- ------- ------- ------- ---------




CAPEX/BED
  Maintenance CapEx/Bed                             $300    $300    $300    $300    $300    $300    $300    $300    $300    $300
  Other CapEx/Bed                                   $500    $500    $500    $500    $500    $500    $500    $500    $500    $500
  Incremental Acquisition CapEx/Bed               $1,000  $1,000  $1,000  $1,000  $1,000  $1,000  $1,000  $1,000  $1,000  $1,000

                                PROJECT COUGAR


                         LBO MODEL -- NO ACQUISITIONS


                             [LOGO] BT Alex. Brown

-------------------------------------------------------------------------------
                               PROJECT COUGAR

                                ASSUMPTIONS
-------------------------------------------------------------------------------
PRINCIPAL BUSINESS LINES


   -PATIENT SERVICES

   -NURSING FACILITIES                         -Revenue PPD growth:
                                                 Private and VA/Other: 5%
                                                 Medicaid: 3%
                                                 Medicare: PPS Adjustment for 1999-2002; 2.5% thereafter
                                               -Operating and ancillary PPDs: 3% annual growth
                                               -Length of stay: 3.5 days; $250 revenue and $150 expenses; 1/2 year effect in 1999
                                               -3% decrease in Medicaid census in 1999

   -MANAGEMENT SERVICES                        -10 third party contracts a year beginning in 1999 (1,000 beds)
                                               -$220,000 revenue/contract; 3% annual growth; mid-year convention

   -HCPI, FLATLEY AND NW MISSOURI              -Pro forma for recent transactions; 3.5% annual growth

   -PARAGON / TOTAL CARE

   -BASE REVENUES                              -PPS Adjustment in 1999
                                               -Existing revenues; 3% annual growth

   -3RD PARTY CONTRACTS & MANAGED FACILITIES   -Approximately 30 contracts a year: 20 third party and 10 management services
                                                (as discussed above)
                                               -$288,000 revenue/contract; 3% annual growth; mid-year convention

   -PTS                                        -Projections based on 1997 revenues with no new growth



OTHER ASSUPMTIONS
-----------------
   -CORPORATE OVERHEAD                         -5.4% of revenues

   -RENT EXPENSE                               -3% annual growth

   -CAPITAL EXPENDITURES                       OWNED AND LEASED BEDS
                                               -$300 maintenance CapEx/BED
                                               -$500 other CapEx/BED

   -MISCELLANEOUS                              -$5.8 million minimum cash balance
                                               -Goodwill amortization expense of 30 years

                                PROJECT COUGAR

          PER PATIENT DAYS ANALYSIS - CONSOLIDATED NURSING FACILITIES
                       (OWNED/LEASED) - EXCLUDES FLORIDA

                       (DOLLARS IN MILLIONS, EXCEPT PPDS)




                               Historical         Quarter                   Projected Fiscal Year Ending December 31,
                          ---------------------   Ending    ----------------------------------------------------------------------
                             1996       1997      3/31/98      1998        1999       2000        2001        2002        2003
                          ---------  ----------  ---------  ----------  ----------  ---------  -----------  ---------  -----------
Licensed Beds                 5,605       5,753      5,749       5,749       5,749      5,749        5,749      5,749       5,749

Occupancy Rate                 90.1%       92.6%      91.2%       92.6%       93.6%      93.6%        93.6%      93.6%       93.6%

Census
  Private                   431,852     434,816    103,806     433,037     433,037    433,037      433,037    433,037     433,037
  Medicaid                1,201,967   1,276,259    308,720   1,268,361   1,268,551  1,268,551    1,268,551  1,268,551   1,268,551
  Medicare - Base           159,196     180,799     46,906     188,753     189,648    189,648      189,648    189,648     189,648
  Medicare - Length of
   Stay                           0           0          0           0      10,057     20,114       20,114     20,114      20,114
  VA/Other                   50,527      53,566     12,326      53,566      53,566     53,566       53,566     53,566      53,566
                          ---------  ----------  ---------  ----------  ----------  ---------  -----------  ---------  -----------
    Total Patient Days    1,843,542   1,945,440    471,758   1,943,717   1,964,916  1,964,916    1,964,916  1,964,916   1,964,916

Revenues
  Private                    $ 42.3      $ 45.4     $ 11.1      $ 46.5      $ 48.9     $ 51.3       $ 53.9     $ 56.6      $ 59.4
  Medicaid                   $ 99.7      $110.2     $ 27.4      $112.6      $116.0     $119.4       $123.0     $126.7      $130.5
  Medicare                   $ 45.9      $ 58.4     $ 17.1      $ 67.8      $ 67.8     $ 67.8       $ 67.8     $ 67.8      $ 54.8
   PPS Adjustment            $  0.0      $  0.0     $  0.0      $  0.0      $(11.4)    $(11.8)      $(13.0)    $(14.3)     $  0.0
                          ---------  ----------  ---------  ----------  ----------  ---------  -----------  ---------  -----------
     Adjusted Medicare       $ 45.9      $ 58.4     $ 17.1      $ 67.8      $ 56.4     $ 56.0       $ 54.8     $ 53.5      $ 54.8
   Increased Length of
    Stay                     $  0.0      $  0.0     $  0.0      $  0.0      $  2.5     $  5.0       $  5.0     $  5.0      $  5.0

  VA/Other                   $  2.0      $  2.2     $  0.5      $  2.2      $  2.3     $  2.4       $  2.5     $  2.6      $  2.7
  Ancillary, (net)           $ 10.4      $ 10.1     $  2.7      $ 10.6      $ 11.2     $ 11.7       $ 12.3     $ 12.9      $ 13.6
                          ---------  ----------  ---------  ----------  ----------  ---------  -----------  ---------  -----------
    Routine Services         $200.3      $226.3     $ 58.8      $239.7      $237.1     $245.9       $251.5     $257.3      $266.1

PPD
  Private                   $ 98.00     $104.36    $107.16     $107.47     $112.84    $118.48      $124.40    $130.62     $137.16
  Medicaid                    82.94       86.34      88.61       88.75       91.41      94.15        96.97      99.88      102.88
  Medicare-Adjusted Base     288.09      323.03     364.14      359.18      297.21     295.39       288.84     282.06      289.11
  Medicare-Length of Stay      0.00        0.00       0.00        0.00      125.00     250.00       250.00     250.00      250.00
  VA/Other                    40.14       41.75      39.07       40.21       42.22      44.33        46.55      48.87       51.32
                          ---------  ----------  ---------  ----------  ----------  ---------  -----------  ---------  -----------
    Total                   $108.63     $116.34    $124.55     $123.31     $120.68    $125.14      $128.00    $130.97     $135.42


GROWTH RATES
  Census
    Private                      --         0.7%        --        -0.4%        0.0%       0.0%         0.0%       0.0%        0.0%
    Medicaid                     --         6.2%        --        -0.6%        0.0%       0.0%         0.0%       0.0%        0.0%
    Medicare-Base                --        13.6%        --         4.4%        0.5%       0.0%         0.0%       0.0%        0.0%
    VA/Other                     --         6.0%        --         0.0%        0.0%       0.0%         0.0%       0.0%        0.0%
                          ---------  ----------  ---------  ----------  ----------  ---------  -----------  ---------  -----------
      Total                      --         5.5%        --        -0.1%        1.1%       0.0%         0.0%       0.0%        0.0%

  Ancillary Revenues             --        -2.2%        --         3.0%        3.0%       3.0%         3.0%       3.0%        3.0%

  PPD
    Private                      --         7.2%        --         3.0%        5.0%       5.0%         5.0%       5.0%        5.0%
    Medicaid                     --        10.5%        --         2.8%        3.0%       3.0%         3.0%       3.0%        3.0%
    Medicare-Adjusted Base       --        27.3%        --        16.1%      -16.9%      -0.6%        -2.2%      -2.3%        2.5%
    VA/Other                     --        10.3%        --        -3.7%        5.0%       5.0%         5.0%       5.0%        5.0%
                          ---------  ----------  ---------  ----------  ----------  ---------  -----------  ---------  -----------
      Total                      --        13.0%        --         6.0%       -2.1%       3.7%         2.3%       2.3%        3.4%

CENSUS MIX
  Private                      23.4%       22.4%      22.0%       22.3%       22.0%      22.0%        22.0%      22.0%       22.0%
  Medicaid                     65.2%       65.6%      65.4%       65.3%       64.6%      64.6%        64.6%      64.6%       64.6%
  Medicare                      8.6%        9.3%       9.9%        9.7%       10.7%      10.7%        10.7%      10.7%       10.7%
  VA/Other                      2.7%        2.8%       2.6%        2.8%        2.7%       2.7%         2.7%       2.7%        2.7%
                          ---------  ----------  ---------  ----------  ----------  ---------  -----------  ---------  -----------
    Total                     100.0%      100.0%     100.0%      100.0%      100.0%     100.0%       100.0%     100.0%      100.0%



                                                      Projected Fiscal Year Ending December 31,
                                 -----------------------------------------------------------------------------
                                    2004          2005         2006         2007         2008         2009
                                 -----------   -----------  -----------  -----------  -----------  -----------
Licensed Beds                          5,749         5,749        5,749        5,749        5,749        5,749

Occupancy Rate                          93.6%         93.6%        93.6%        93.6%        93.6%        93.6%

Census
  Private                            433,037       433,037      433,037      433,037      433,037      433,037
  Medicaid                         1,268,551     1,268,551    1,268,551    1,268,551    1,268,551    1,268,551
  Medicare - Base                    189,648       189,648      189,648      189,648      189,648      189,648
  Medicare - Length of Stay           20,114        20,114       20,114       20,114       20,114       20,114
  VA/Other                            53,566        53,566       53,566       53,566       53,566       53,566
                                 -----------   -----------  -----------  -----------  -----------  -----------
    Total Patient Days             1,964,916     1,964,916    1,964,916    1,964,916    1,964,916    1,964,916

Revenues
  Private                             $ 62.4        $ 65.5       $ 68.8       $ 72.2       $ 75.8       $ 79.6
  Medicaid                            $134.4        $138.5       $142.6       $146.9       $151.3       $155.8
  Medicare                            $ 56.2        $ 57.6       $ 59.0       $ 60.5       $ 62.0       $ 63.6
   PPS Adjustment                     $  0.0        $  0.0       $  0.0       $  0.0       $  0.0       $  0.0
                                 -----------   -----------  -----------  -----------  -----------  -----------
     Adjusted Medicare                $ 56.2        $ 57.6       $ 59.0       $ 60.5       $ 62.0       $ 61.6
   Increased Length of Stay           $  5.0        $  5.0       $  5.0       $  5.0       $  5.0       $  5.0

  VA/Other                            $  2.9        $  3.0       $  3.2       $  3.3       $  3.5       $  3.7
  Ancillary, (net)                    $ 14.3        $ 15.0       $ 15.7       $ 16.5       $ 17.3       $ 18.2
                                 -----------   -----------  -----------  -----------  -----------  -----------
    Routine Services                  $275.2        $284.6       $294.3       $304.5       $315.0       $325.9

PPD
  Private                            $144.01       $151.21      $158.78      $166.71      $175.05      $183.80
  Medicaid                            105.97        109.14       112.42       115.79       119.27       122.84
  Medicare-Adjusted Base              296.33        303.74       311.34       319.12       327.10       335.28
  Medicare-Length of Stay             250.00        250.00       250.00       250.00       250.00       250.00
  VA/Other                             53.88         56.58        59.41        62.38        65.50        68.77
                                 -----------   -----------  -----------  -----------  -----------  -----------
    Total                            $140.04       $144.83      $149.80      $154.96      $160.31      $165.87


GROWTH RATES
  Census
    Private                              0.0%          0.0%         0.0%         0.0%         0.0%         0.0%
    Medicaid                             0.0%          0.0%         0.0%         0.0%         0.0%         0.0%
    Medicare-Base                        0.0%          0.0%         0.0%         0.0%         0.0%         0.0%
    VA/Other                             0.0%          0.0%         0.0%         0.0%         0.0%         0.0%
                                 -----------   -----------  -----------  -----------  -----------  -----------
      Total                              0.0%          0.0%         0.0%         0.0%         0.0%         0.0%

  Ancillary Revenues                     3.0%          3.0%         3.0%         3.0%         3.0%         3.0%

  PPD
    Private                              5.0%          5.0%         5.0%         5.0%         5.0%         5.0%
    Medicaid                             3.0%          3.0%         3.0%         3.0%         3.0%         3.0%
    Medicare-Adjusted Base               2.5%          2.5%         2.5%         2.5%         2.5%         2.5%
    VA/Other                             5.0%          5.0%         5.0%         5.0%         5.0%         5.0%
                                 -----------   -----------  -----------  -----------  -----------  -----------
      Total                              3.4%          3.4%         3.4%         3.4%         3.5%         3.5%

CENSUS MIX
  Private                               22.0%         22.0%        22.0%        22.0%        22.0%        22.0%
  Medicaid                              64.6%         64.6%        64.6%        64.6%        64.6%        64.6%
  Medicare                              10.7%         10.7%        10.7%        10.7%        10.7%        10.7%
  VA/Other                               2.7%          2.7%         2.7%         2.7%         2.7%         2.7%
                                 -----------   -----------  -----------  -----------  -----------  -----------
    Total                              100.0%        100.0%       100.0%       100.0%       100.0%       100.0%



                                  PROJECT COUGAR

                       TRANSACTION SUMMARY - LEVERAGED BUYOUT
                    (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                               PURCHASE PRICE ANALYSIS


Equity Purchase Price (Per Share)              $16.00                 Shares Outstanding                  11.9
Shares and Options Outstanding                  12.1
                                              -------
Gross Equity Purchase Price                    194.4                  Market Price - 10/20/98            $8.50
Less: Option Proceeds                           (2.8)
                                              -------
Net Equity Purchase Price                     $191.6                  Premium to Market                  88.2%

Plus: Total Debt                               $99.7
Plus: Cash (Minimum Cash Balance)               (5.8)
                                              -------
Enterprise Purchase Price                     $285.5

Plus: Capitalized Leases                       248.4
                                              -------
Lease Adjusted Enterprise Purchase Price      $533.9


-------------------------------------------------------------------------------
                               SOURCES AND USES OF FUNDS

SOURCES              AMOUNT           % OF TOTAL           RATE         USES                           AMOUNT       %OF TOTAL
-----------------   --------         ------------          -----        ------                         ------       ------------
Revolver              $  0.0                 0.0%           9.00%       Acquisition of COUGAR          $191.6            61.8%
Term A                  99.7                32.2%           9.00%       Financing/Acquisition Costs      16.0             5.2%
Term B                   0.0                 0.0%              -        Retire Existing Debt of COUGAR   99.7            32.2%
Term C                   0.0                 0.0%              -        Minimum Cash                      2.5             0.8%
                                                                                                        -----        -----------
Term D                   0.0                 0.0%              -           Total Uses                  $309.8           100.0%
Term E                   0.0                 0.0%              -
Existing Debt            0.0                 0.0%              -
WCAS Sub. Debt         100.0                32.3%          10.00%
Zero Coupon              0.0                 0.0%              -
Senior Sub Note          0.0                 0.0%              -
PIK HOLDCO               0.0                 0.0%              -
Equity                 110.1                35.5%              -
Excess Cash              0.0                 0.0%              -
                     -------          -----------
  Total Sources       $309.8               100.0%
----------------------------------------------------------------------------------------------------------------------------------

OTHER ASSUMPTIONS

Financing Costs:
Revolver Commitment       -           Financing Costs                   $4.0
Term A                 2.00%          Acquisition Costs                 $12.0
Term B                    -           Return on Cash                    5.00%
Term C                    -           LIBOR Rate                        5.63%
Term D                    -           Tax Rate                          39.00%
Term E                    -           Transaction Closing Date        12/31/98
Existing Debt             -
WCAS Sub. Debt          2.00%
Zero Coupon               -
Senior Sub Note           -
PIK HOLDCO                -

                            PROJECT COUGAR
              HISTORICAL AND PROJECTED BALANCE SHEETS
                        (DOLLARS IN MILLIONS)

-------------------------------------------------------------------------------

                                               HISTORICAL FYE
------------------------------------------------------------------  PRO FORMA
                                          1995A    1996A    1997A     1998E
                                         -------  -------  -------  ---------
Net Revenues                               $75.2   $231.4   $302.3    $440.0

  Facility Operating Expenses               58.6    183.3    234.6     342.6
                                         -------  -------  -------  ---------
FACILITY EBITDAR                            16.7     48.1     67.7      97.5

  Corporate General & Administrative         5.0     11.4     16.1      23.8
                                         -------  -------  -------  ---------
EBITDAR                                     11.6     36.7     51.7      73.7

  Rent                                       7.7     18.8     21.4      31.1
                                         -------  -------  -------  ---------

EBTIDA                                       3.9     17.9     30.3      42.6

  Depreciation (a)                           0.7      5.0      6.8       7.2
  Amortization of Tax-Deductible
    Goodwill                                 0.0      0.0      0.0       0.0
  Amortization of Existing/LBO
    Non-Deductible Goodwill                  0.0      0.0      0.0       2.1
  Amortization of Non-Deductible Acquisition
    Goodwill                                 0.0      0.0      0.0       0.0
  Amortization of Financing Costs            0.0      0.0      0.0       0.0
                                         -------  -------  -------  ---------
EBIT                                         3.2     12.9     23.5      33.3

  Interest Income                           (0.4)    (0.7)    (0.6)      0.0
  Interest Income From Managed
    Facilities                               0.0      0.0      0.0      (1.0)
  Interest Expense                           0.6     10.1      8.7       8.5
  Minority Interest, net                    (0.2)     0.3      0.3       0.4
                                         -------  -------  -------  ---------

Pre-Tax Income                               3.3      3.2     15.2      25.5

  Current Income Taxes                       1.4      2.1      6.8      10.7
  Deferred Income Taxes                      0.0      0.0      0.0       0.0
                                         -------  -------  -------  ---------
    Book Income Tax                          1.4      2.1      6.8      10.7

Net Income                                  $1.9     $1.2     $8.4     $14.7
                                         -------  -------  -------  ---------
                                         -------  -------  -------  ---------

------------------------------------------------------------------------------

GROWTH RATES:
  Net Revenues                                --   207.6%    30.6%      45.5%
  Facility EBITDAR                            --   188.7%    40.8%      43.9%
  EBITDAR                                     --   215.4%    40.8%      42.6%
  EBITDA                                      --   355.7%    69.0%      40.8%
  EBIT                                        --   304.1%    82.2%      41.7%
  Net Income                                  --   -38.6%   633.1%      74.3%


MARGIN (% OF NET REVENUES):
  Facility EBITDAR                         22.1%    20.8%    22.4%      22.1%
  EBITDAR                                  15.5%    15.9%    17.1%      16.7%
  EBITDA                                    5.2%     7.7%    10.0%       9.7%
  Corporate General & Administrative        6.7%     4.9%     5.3%       5.4%


                                                                      PROJECTED YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------
                                           1999E    2000E    2001E    2002E    2003E    2004E    2005E    2006E    2007E    2008E
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

Net Revenues                               $430.1   $450.7   $473.9   $497.8   $525.9   $554.3   $583.7   $614.0   $645.4   $677.8

  Facility Operating Expenses               332.7    341.5    358.0    376.3    395.7    415.2    435.3    456.1    477.5    499.6
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

FACILITY EBITDAR                             97.4    109.3    115.9    121.5    130.2    139.1    148.3    157.9    167.9    178.2

  Corporate General & Administrative         23.2     24.3     25.6     26.9     28.4     29.9     31.5     33.2     34.8     36.6
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

EBITDAR                                      74.2     84.9     90.3     94.6    101.8    109.2    116.8    124.8    133.0    141.6

  Rent                                       32.0     32.9     33.9     34.9     36.0     37.1     38.2     39.3     40.5     41.7
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

EBTIDA                                       42.2     52.0     56.4     59.7     65.8     72.1     78.6     85.4     92.5     99.9

  Depreciation (a)                            6.9      7.0      7.1      7.2      7.2      7.3      7.4     7.5      7.6      7.6
  Amortization of Tax-Deductible
    Goodwill                                  0.0      0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0      0.0
  Amortization of Existing/LBO
    Non-Deductible Goodwill                   3.7      3.7      3.7      3.7      3.7      3.7      3.7     3.7      3.7      3.7
  Amortization of Non-Deductible Acquisition
    Goodwill                                  0.0      0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0      0.0
  Amortization of Financing Costs             0.6      0.6      0.6      0.6      0.6      0.2      0.2     0.2      0.2      0.2

EBIT                                         31.0     40.7     45.0     48.2     54.3     60.9     67.3    74.1     81.1     88.4

  Interest Income                            (0.3)    (0.3)    (0.3)    (0.3)    (0.3)    (1.0)    (2.5)   (4.4)    (6.6)    (9.0)
  Interest Income From Managed
    Facilities                               (1.0)    (1.0)    (1.0)    (1.0)    (1.0)    (1.0)    (1.0)   (1.0)    (1.0)    (1.0)
  Interest Expense                           18.4     17.2     15.6     13.6     11.5     10.2     10.0    10.0     10.0     10.0
  Minority Interest, net                      0.4      0.4      0.4      0.4      0.4      0.4      0.4     0.4      0.4      0.4
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

Pre-Tax Income                               13.5     24.4     30.4     35.5     43.7     52.3     60.4    69.1     78.2     88.0

  Current Income Taxes                        6.7     10.8     13.0     14.9     18.0     21.3     24.4    27.7     31.2     35.0
  Deferred Income Taxes                       0.0      0.1      0.2      0.4      0.5      0.5      0.6     0.7      0.7      0.8
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
    Book Income Tax                           6.7     10.9     13.3     15.3     18.5     21.8     25.0    28.4     31.9     35.8

Net Income                                   $6.8    $13.4    $17.1    $20.2    $25.2    $30.4    $35.4   $40.7    $46.3    $52.2
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

----------------------------------------------------------------------------------------------------------------------------------

GROWTH RATE:
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Net Revenues                              -2.2%     4.8%      5.1%     5.1%     5.6%     5.4%     5.3%     5.2%     5.1%     5.0%
  Facility EBITDAR                           0.0%    12.2%      6.1%     4.8%     7.2%     6.8%     6.6%     6.5%     6.3%     6.2%
  EBITDAR                                    0.7%    14.5%      6.4%     4.8%     7.6%     7.2%     7.0%     6.8%     6.6%     6.5%
  EBITDA                                    -1.0%    23.2%      8.5%     5.8%    10.3%     9.5%     9.1%     8.7%     8.3%     8.0%
  EBIT                                      -6.9%    31.2%     10.6%     7.1%    12.5%    12.2%    10.6%    10.0%     9.5%     9.0%
  Net Income                               -53.8%    97.9%     27.1%    18.4%    24.6%    20.8%    16.4%    14.9%    13.8%    12.9%


MARGIN (% OF NET REVENUES):
  Facility EBITDAR                         22.6%     24.2%    24.5%    24.4%    24.8%    25.1%    25.4%    25.7%    26.0%    26.3%
  EBITDAR                                  17.2%     18.8%    19.1%    19.0%    19.4%    19.7%    20.0%    20.3%    20.6%    20.9%
  EBITDA                                    9.8%     11.5%    11.9%    12.0%    12.5%    13.0%    13.5%    13.9%    14.3%    14.7%
  Corporate General & Administrative        5.4%      5.4%     5.4%     5.4%     5.4%     5.4%     5.4%     5.4%     5.4%     5.4%


(A) DEPRECIATION INCLUDES AMORTIZATION EXPENSE IN 1995-1997.


                             PROJECT COUGAR

  HISTORICAL AND PROJECTED OPERATING RESULTS - CONSOLIDATING INCOME STATEMENTS
                            (DOLLARS IN MILLIONS)




                                               Historical
                                            ----------------   Pro Forma
                                              1996     1997      1998E
                                            -------  -------   ---------


Revenues
  Patient Services                           $205.9   $242.3     $358.9
  Paragon/Total Care                           32.8     71.2      100.7
  PTS                                           3.0      5.1        5.1
  Acquisitions                                  0.0      0.0        0.0
  Intercompany Eliminations                   (10.3)   (16.2)     (24.6)
                                             ------   ------     ------
    Net Revenues                             $231.4   $302.3     $440.0


Facility Expenses
  Patient Services                            167.4    190.6      282.1
  Paragon/Total Care                           24.5     57.2       82.0
  PTS                                           1.6      3.0        3.0
  Acquisitions                                  0.0      0.0        0.0
  Intercompany Eliminations                   (10.3)   (16.2)     (24.6)
                                             ------   ------     ------
    Net Expenses                              183.3    234.6      342.6


Facility EBITDAR
  Patient Services                             38.5     51.7       76.8
  Paragon/Total Care                            8.2     14.0       18.6
  PTS                                           1.3      2.1        2.1
  Acquisitions                                  0.0      0.0        0.0
                                             ------   ------     ------
    Net Facility EBITDAR                       48.1     67.7       97.5


Corporate G&A                                  11.4     16.1       23.8
                                             ------   ------     ------

EBITDAR                                      $ 36.7   $ 51.7     $ 73.7
                                             ------   ------     ------
                                             ------   ------     ------


Growth Rates:
-------------
  Revenues
    Patient Services                                    17.6%      48.1%
    Paragon/Total Care                                 117.2%      41.4%
    PTS                                                 71.3%       0.0%
    Acquisitions                                          --         --
      Net Revenues                                      30.6%      45.5%

Margins
-------
  Facility EBITDAR
    Patient Services                           18.7%    21.3%      21.4%
    Paragon/Total Care                         25.1%    19.6%      18.5%
    PTS                                        44.8%    40.4%      40.4%
    Acquisitions                                 --       --         --
      Net Facility EBITDAR                     20.8%    22.4%      22.1%

    Corporate G&A (% revenues)                  4.9%     5.3%       5.4%





                                                       Projected Year Ended December 31,
                               -------------------------------------------------------------------------------------------------
                                1999E    2000E    2001E    2002E    2003E      2004E      2005E     2006E      2007E      2008E
                               -------  -------  -------  -------  -------   --------   --------   --------   --------   -------

Revenues
  Patient Services              $357.9   $373.6   $386.0   $398.8   $415.4   $  432.0   $  449.2   $  467.0   $  485.5   $  504.6
  Paragon/Total Care              86.9     98.1    109.7    121.6    133.9      146.6      159.6      173.0      186.9      201.1
  PTS                              5.1      5.1      5.1      5.1      5.1        5.1        5.1        5.1        5.1        5.1
  Acquisitions                     0.0      0.0      0.0      0.0      0.0        0.0        0.0        0.0        0.0        0.0
  Intercompany Eliminations      (19.7)   (26.1)   (26.9)   (27.7)   (28.5)     (29.4)     (30.3)     (31.2)     (32.1)     (33.1)
                                ------   ------   ------   ------   ------   --------   --------   --------   --------   --------
    Net Revenues                $430.1   $450.7   $473.9   $497.8   $525.9   $  554.3   $  583.7   $  614.0   $  645.4   $  677.8


Facility Expenses
  Patient Services               277.0    282.7    290.4    299.6    309.5      319.3      329.5      339.9      350.7      361.9
  Paragon/Total Care              72.4     81.8     91.5    101.4    111.7      122.2      133.1      144.3      155.8      167.7
  PTS                              3.0      3.0      3.0      3.0      3.0        3.0        3.0        3.0        3.0        3.0
  Acquisitions                     0.0      0.0      0.0      0.0      0.0        0.0        0.0        0.0        0.0        0.0
  Intercompany Eliminations      (19.7)   (26.1)   (26.9)   (27.7)   (28.5)     (29.4)     (30.3)     (31.2)     (32.1)     (33.1)
                                ------   ------   ------   ------   ------   --------   --------   --------   --------   --------
    Net Expenses                 332.7    341.5    358.0    376.3    395.7      415.2      435.3      456.1      477.5      499.6


Facility EBITDAR
  Patient Services                80.9     90.9     95.6     99.2    105.9      112.7      119.7      127.1      134.8      142.7
  Paragon/Total Care              14.5     16.3     18.2     20.2     22.3       24.4       26.5       28.8       31.1       33.4
  PTS                              2.1      2.1      2.1      2.1      2.1        2.1        2.1        2.1        2.1        2.1
  Acquisitions                     0.0      0.0      0.0      0.0      0.0        0.0        0.0        0.0        0.0        0.0
                                ------   ------   ------   ------   ------   --------   --------   --------   --------   --------
    Net Facility EBITDAR          97.4    109.3    115.9    121.5    130.2      139.1      148.3      157.9      167.9      178.2


Corporate G&A                     23.2     24.3     25.6     26.9     28.4       29.9       31.5       33.2       34.8       36.6
                                ------   ------   ------   ------   ------   --------   --------   --------   --------   --------

EBITDAR                         $ 74.2   $ 84.9   $ 90.3   $ 94.6   $101.8   $  109.2   $  116.8   $  124.8   $  133.0   $  141.6
                                ------   ------   ------   ------   ------   --------   --------   --------   --------   --------
                                ------   ------   ------   ------   ------   --------   --------   --------   --------   --------

Growth Rates:
-------------


Revenues
  Patient Services                -0.3%     4.4%     3.3%     3.3%     4.2%       4.0%       4.0%       4.0%       4.0%       3.9%
  Paragon/Total Care             -13.7%    12.9%    11.8%    10.9%    10.1%       9.5%       8.9%       8.4%       8.0%       7.6%
  PTS                              0.0%     0.0%     0.0%     0.0%     0.0%       0.0%       0.0%       0.0%       0.0%       0.0%
  Acquisitions                       --       --       --       --       --         --         --         --         --         --
    Net Revenues                   -2.2     4.8%     5.1%     5.1%     5.6%       5.4%       5.3%       5.2%       5.1%       5.0%


Margins
-------
  Facility EBITDAR
    Patient Services              22.6%    24.3%    24.8%    24.9%    25.5%      26.1%      26.7%      27.2%      27.8%      28.3%
    Paragon/Total Care            16.6%    16.6%    16.6%    16.6%    16.6%      16.6%      16.6%      16.6%      16.6%      16.6%
    PTS                           40.4%    40.4%    40.4%    40.4%    40.4%      40.4%      40.4%      40.4%      40.4%      40.4%
    Acquisitions                     --       --       --       --       --         --         --         --         --         --
      Net Facility EBITDAR        22.6%    24.2%    24.5%    24.4%    24.8%      25.1%      25.4%      25.7%      26.0%      26.3%

    Corporate G&A (% revenues)     5.4%     5.4%     5.4%     5.4%     5.4%       5.4%       5.4%       5.4%       5.4%       5.4%


                              PROJECT COUGAR
                  HISTORICAL AND PROJECTED BALANCE SHEETS
                          (DOLLARS IN MILLIONS)
-------------------------------------------------------------------------------

                                                                                        YEAR ENDED DECEMBER 31,
                                       ACTUAL   PROJECTED    PRO FORMA    -------------------------------------------------
                                       6/30/98  12/31/98     12/31/98       1999E         2000E        2001E        2002E
                                       -------  ---------    ---------    ---------     ---------    ---------    ---------
ASSETS
 Cash and Cash Equivalents               $5.8       $3.3         $5.8         $5.8         $5.8          $5.8          $5.8
 Accounts Receivable, Net                87.0      108.8        108.8        102.4        101.8         104.0         109.2
 Other Receivables                       25.7       24.3         24.3         24.2         25.3          26.1          27.0
 Other Current Assets                     5.1        5.1          5.1          5.1          5.3           5.5           5.7
                                       ------     ------       ------       ------       ------        ------        ------
    Total Current Assets                123.6      141.5        144.0        137.5        138.2         141.3         147.7
 PP&E, Net                               75.3       76.1         76.1         74.6         73.1          71.4          69.7
 Existing Tax-Deductible Goodwill         0.0        0.0          0.0          0.0          0.0           0.0           0.0
 Existing Non-Deductible Goodwill        50.4       49.2          0.0          0.0          0.0           0.0           0.0
 Acquisition Non-Deductible Goodwill      0.0        0.0          0.0          0.0          0.0           0.0           0.0
 New LBO Goodwill and Financing Costs     0.7        0.0        114.1        109.9        105.6         101.3          97.1
 Deferred Income Tax Assets               1.6        1.6          1.6          1.6          1.5           1.2           0.8
 Other Non-Current Assets                21.1       21.9         21.9         22.6         23.3          24.0          24.7
                                       ------     ------       ------       ------       ------        ------        ------
    Total Non-Current Assets            149.3      148.8        213.7        208.6        203.4         197.9         192.3
                                       ------     ------       ------       ------       ------        ------        ------
TOTAL ASSETS                           $272.9     $290.3       $357.7       $346.1       $341.5        $339.3        $340.0
                                       ------     ------       ------       ------       ------        ------        ------
                                       ------     ------       ------       ------       ------        ------        ------

LIABILITIES AND STOCKHOLDERS' EQUITY
 Accounts Payable and Accrued Expenses  $38.9      $54.6        $54.6        $48.7        $44.8         $47.1         $48.7
 Current Portion of LT Debt               1.6        1.6          0.0         10.0         12.5          15.0          19.9
 Revolver                                 0.0        0.0          0.0          0.0          0.0           0.0           0.0
 Other Current Liabilities               10.7        7.9          7.9          7.8          8.2           8.5           8.9
                                       ------     ------       ------       ------       ------        ------        ------
    Total Current Liabilities            51.2       64.1         62.5         66.5         65.4          70.5          77.5
 Existing Long-Term Debt                 99.4       98.1          0.0          0.0          0.0           0.0           0.0
 Term A                                   0.0        0.0         99.7         77.3         60.4          35.9           9.4
 Term B                                   0.0        0.0          0.0          0.0          0.0           0.0           0.0
 Term C                                   0.0        0.0          0.0          0.0          0.0           0.0           0.0
 Term D                                   0.0        0.0          0.0          0.0          0.0           0.0           0.0
 Term E                                   0.0        0.0          0.0          0.0          0.0           0.0           0.0
 Exisiting Debt                           0.0        0.0          0.0          0.0          0.0           0.0           0.0
 WCAS Subs. Debt                          0.0        0.0        100.0        100.0        100.0         100.0         100.0
 Zero Coupon                              0.0        0.0          0.0          0.0          0.0           0.0           0.0
 Senior Sub Note                          0.0        0.0          0.0          0.0          0.0           0.0           0.0
 PIK HOLOCO                               0.0        0.0          0.0          0.0          0.0           0.0           0.0
 Deferred Income Tax Liability            0.0        0.0          0.0          0.0          0.0           0.0           0.0
 Other Non-Current Liabilities            1.3        2.5          2.5          2.5          2.5           2.5           2.5
                                       ------     ------       ------       ------       ------        ------        ------
    Total Non-Current Liabilities       100.7      100.6        202.2        179.8        162.9         138.4         111.9
 Stockholders' Equity                   121.1      125.6         93.0         99.8        113.2         130.3         150.6
                                       ------     ------       ------       ------       ------        ------        ------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY                  $272.9     $290.3       $357.7       $346.1       $341.5        $339.3        $340.0
                                       ------     ------       ------       ------       ------        ------        ------
                                       ------     ------       ------       ------       ------        ------        ------

---------------------------------------------------------------------------------------------------------------------------

SELECTED FINANCIAL DATA
 Non-Cash Current Ratio                  2.4x       2.2x         2.2x         2.3x         2.5x          2.4x          2.5x
 Non-Cash Working Capital               $68.2      $75.7        $75.7        $75.2        $79.5         $80.0         $84.3
 Senior Debt                           $100.9      $99.7        $99.7        $87.3        $72.9         $50.9         $29.4
 Total Debt                            $100.9      $99.7       $199.7       $187.3       $172.9        $150.9        $129.4
 EBITDA                                 $39.5      $42.6        $42.6        $42.2        $52.0         $56.4         $59.7
 Total Debt/Total Capitalization        45.5%      44.2%        68.2%        65.2%        60.4%         53.7%         46.2%
 Senior Debt/EBITDA                      2.6x       2.3x         2.3x         2.1x         1.4x           .9x           .5x
 Total Debt/EBITDA                       2.6x       2.3x         4.7x         4.4x         3.3x          2.7x          2.2x
 Tangible Book Value                    $69.1      $74.8       ($22.7)      ($11.6)        $6.2         $27.8         $52.7
                                                                            ------       ------        ------        ------



                              PROJECT COUGAR
                  HISTORICAL AND PROJECTED BALANCE SHEETS
                          (DOLLARS IN MILLIONS)
-------------------------------------------------------------------------------

                                                                          YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------------
                                        2003E      2004E        2005E        2006E        2007E         2008E
                                       --------   --------     --------     --------     --------      --------
ASSETS
 Cash and Cash Equivalents               $5.8      $32.4        $67.8       $108.4       $154.4        $206.4
 Accounts Receivable, Net               115.3      121.5        127.9        134.4        141.2         148.3
 Other Receivables                       28.2       29.3         30.5         31.7         33.0          34.3
 Other Current Assets                     5.9        6.1          6.4          6.6          6.8           7.1
                                       ------     ------       ------       ------       ------        ------
    Total Current Assets                155.1      189.3        232.5        281.1        335.5         396.1
 PP&E, Net                               68.0       66.1         64.2         62.1         60.1          57.9
 Existing Tax-Deductible Goodwill         0.0        0.0          0.0          0.0          0.0           0.0
 Existing Non-Deductible Goodwill         0.0        0.0          0.0          0.0          0.0           0.0
 Acquisition Non-Deductible Goodwill      0.0        0.0          0.0          0.0          0.0           0.0
 New LBO Goodwill and Financing Costs    92.8       88.9         85.0         81.2         77.3          73.4
 Deferred Income Tax Assets               0.4        0.0          0.0          0.0          0.0           0.0
 Other Non-Current Assets                25.4       26.2         27.0         27.8         28.6          29.5
                                       ------     ------       ------       ------       ------        ------
    Total Non-Current Assets            186.6      181.2        176.2        171.1        166.0         160.8
                                       ------     ------       ------       ------       ------        ------
TOTAL ASSETS                           $341.7     $370.5       $408.7       $452.2       $501.5        $556.9
                                       ------     ------       ------       ------       ------        ------
                                       ------     ------       ------       ------       ------        ------

LIABILITIES AND STOCKHOLDERS' EQUITY
 Accounts Payable and Accrued Expenses  $50.3      $52.0        $53.6        $55.3        $57.1         $59.0
 Current Portion of LT Debt               3.8        0.0          0.0          0.0          0.0           0.0
 Revolver                                 0.0        0.0          0.0          0.0          0.0           0.0
 Other Current Liabilities                9.3        9.7         10.2         10.6         11.1          11.6
                                       ------     ------       ------       ------       ------        ------
    Total Current Liabilities            63.4       61.7         63.8         66.0         68.2          70.6
 Existing Long-Term Debt                  0.0        0.0          0.0          0.0          0.0           0.0
 Term A                                   0.0        0.0          0.0          0.0          0.0           0.0
 Term B                                   0.0        0.0          0.0          0.0          0.0           0.0
 Term C                                   0.0        0.0          0.0          0.0          0.0           0.0
 Term D                                   0.0        0.0          0.0          0.0          0.0           0.0
 Term E                                   0.0        0.0          0.0          0.0          0.0           0.0
 Exisiting Debt                           0.0        0.0          0.0          0.0          0.0           0.0
 WCAS Subs. Debt                        100.0      100.0        100.0        100.0        100.0         100.0
 Zero Coupon                              0.0        0.0          0.0          0.0          0.0           0.0
 Senior Sub Note                          0.0        0.0          0.0          0.0          0.0           0.0
 PIK HOLOCO                               0.0        0.0          0.0          0.0          0.0           0.0
 Deferred Income Tax Liability            0.0        0.1          0.7          1.4          2.1           2.9
 Other Non-Current Liabilities            2.5        2.5          2.5          2.5          2.5           2.5
                                       ------     ------       ------       ------       ------        ------
    Total Non-Current Liabilities       102.5      102.6        103.2        103.9        104.6         105.4
 Stockholders' Equity                   175.8      206.2        241.6        282.3        328.6         380.9
                                       ------     ------       ------       ------       ------        ------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY                  $341.7     $370.5       $408.7       $452.2       $501.5        $556.9
                                       ------     ------       ------       ------       ------        ------
                                       ------     ------       ------       ------       ------        ------

-------------------------------------------------------------------------------------------------------------

SELECTED FINANCIAL DATA
 Non-Cash Current Ratio                  2.5x       2.5x         2.6x         2.6x         2.7x          2.7x
 Non-Cash Working Capital               $89.7      $95.2       $100.9       $106.8       $112.9        $119.2
 Senior Debt                             $3.8       $0.0         $0.0         $0.0         $0.0          $0.0
 Total Debt                            $103.8     $100.0       $100.0       $100.0       $100.0        $100.0
 EBITDA                                 $65.8      $72.1        $78.6        $85.4        $92.5         $99.9
 Total Debt/Total Capitalization        37.1%      32.7%        29.3%        26.2%        23.3%         20.8%
 Senior Debt/EBITDA                       .1x        .0x          .0x          .0x          .0x           .0x
 Total Debt/EBITDA                       1.6x       1.4x         1.3x         1.2x         1.1x          1.0x
 Tangible Book Value                    $82.6     $117.3       $156.6       $201.2       $251.3        $307.4


                                   PROJECT COUGAR

                           PROJECTED STATEMENTS OF CASH FLOWS
                                (DOLLARS IN MILLIONS)

                                                                            Year Ended December 31,
                                                              ----------------------------------------------------------
                                                                1999E     2000E     2001E     2002E     2003E    2004E
                                                               --------  --------  --------  --------  -------  -------
Cash Flows from Operating Activities:                             $6.8     $13.4     $17.1     $20.2     $25.2    $30.4
                                                                -------  --------  --------  --------  -------  -------
     Net Income (Loss)
Adjustments to Reconcile Net Income (Loss) to Net
 Cash Provided by (Used in) Operating Activities:
     Deferred Income Taxes                                         0.0       0.1       0.2       0.4       0.5      0.5
     Depreciation                                                  6.9       7.0       7.1       7.2       7.2      7.3
     Amortization of Tax-Deductible Goodwill                       0.0       0.0       0.0       0.0       0.0      0.0
     Amortization of Non-Deductible Goodwill and Financing         4.3       4.3       4.3       4.3       4.3      3.9
     Amortization of Non-Deductible Acquisition Goodwill           0.0       0.0       0.0       0.0       0.0      0.0
     Accretion of Zero Coupon                                      0.0       0.0       0.0       0.0       0.0      0.0
     Accretion of PIK HOLDCO                                       0.0       0.0       0.0       0.0       0.0      0.0

Charges in Assets and Liabilities:
     Accounts Receivable                                           6.4       0.6      (2.1)     (5.2)     (6.1)    (6.2)
     Other Receivables                                             0.1      (1.1)     (0.9)     (0.9)     (1.1)    (1.1)
     Other Current Assets                                          0.0      (0.2)     (0.2)     (0.2)     (0.2)    (0.2)
     Other Non-Current Assets                                     (0.7)     (0.7)     (0.7)     (0.7)     (0.7)    (0.8)
     Accounts Payable                                             (5.9)     (4.0)      2.3       1.6       1.6      1.6
     Other Current Liabilities                                    (0.1)      0.4       0.3       0.4       0.4      0.4
     Other Non-Current Liabilities                                 0.0       0.0       0.0       0.0       0.0      0.0
                                                                 -------  --------  --------  -------   -------  -------
Net Cash Provided by (Used in) Operating Activities:              17.9      19.9      27.4      27.0      31.0     35.9

Investing Activities:
     Total Maintenance and Other CapEx                            (5.5)     (5.5)     (5.5)     (5.5)     (5.5)    (5.5)
     Total Expansion CapEx                                         0.0       0.0       0.0       0.0       0.0      0.0
     Disposals of PP&E                                             0.0       0.0       0.0       0.0       0.0      0.0
     Other Investing Activities                                    0.0       0.0       0.0       0.0       0.0      0.0
                                                                  ------   -------   -------   ------    ------   ------
Net Cash Used in Investment Activities:                           (5.5)     (5.5)     (5.5)     (5.5)     (5.5)    (5.5)

Financing Activities:
    Proceeds from Issuance of Debt                                 0.0       0.0       0.0       0.0       0.0      0.0
    Dividends                                                      0.0       0.0       0.0       0.0       0.0      0.0
Cash Available for Debt Repayment (OCF)                           12.4      14.4      22.0      21.5      25.6     30.5
    Revolver/(Other Debt Repayment)                              (12.4)    (14.4)    (22.0)    (21.5)    (25.6)    (3.8)
                                                                 -------   -------   -------   ------    ------   -------

Net Increase (Decrease) in Cash                                    0.0       0.0       0.0       0.0       0.0     26.6
Cash - Begining of Period                                          5.8       5.8       5.8       5.8       5.8      5.8
                                                                 -------    ------    ------    -----    ------   -------
Cash - End of Period                                              $5.8      $5.8      $5.8      $5.8      $5.8    $32.4
                                                                 -------    ------    ------    -----    ------   -------
                                                                 -------    ------    ------    -----    ------   -------

                                                                      Year Ended December 31,
                                                               --------------------------------------
                                                                2005E     2006E     2007E     2008E
                                                               --------  --------  --------  --------
Cash Flows from Operating Activities:
     Net Income (Loss)                                           $35.4      $40.7     $46.3     $52.2
                                                                -------   -------  --------   --------
Adjustments to Reconcile Net Income (Loss) to Net
 Cash Provided by (Used in) Operating Activities:
     Deferred Income Taxes                                         0.6        0.7       0.7       0.8
     Depreciation                                                  7.4        7.5       7.6       7.6
     Amortization of Tax-Deductible Goodwill                       0.0        0.0       0.0       0.0
     Amortization of Non-Deductible Goodwill and Financing         3.9        3.9       3.9       3.9
     Amortization of Non-Deductible Acquisition Goodwill           0.0        0.0       0.0       0.0
     Accretion of Zero Coupon                                      0.0        0.0       0.0       0.0
     Accretion of PIK HOLDCO                                       0.0        0.0       0.0       0.0

Charges in Assets and Liabilities:
     Accounts Receivable                                          (6.4)      (6.6)     (6.8)     (7.0)
     Other Receivables                                            (1.2)      (1.2)     (1.3)     (1.3)
     Other Current Assets                                         (0.2)      (0.2)     (0.3)     (0.3)
     Other Non-Current Assets                                     (0.8)      (0.8)     (0.8)     (0.9)
     Accounts Payable                                              1.7        1.7       1.8       1.8
     Other Current Liabilities                                     0.4        0.5       0.5       0.5
     Other Non-Current Liabilities                                 0.0        0.0       0.0       0.0
                                                                --------   -------  --------   -------
Net Cash Provided by (Used in) Operating Activities:              40.8       46.0      51.6      57.4

Investing Activities:
     Total Maintenance and Other CapEx                            (5.5)      (5.5)     (5.5)     (5.5)
     Total Expansion CapEx                                         0.0        0.0       0.0       0.0
     Disposals of PP&E                                             0.0        0.0       0.0       0.0
     Other Investing Activities                                    0.0        0.0       0.0       0.0
                                                                 --------   -------  --------   -------
Net Cash Used in Investment Activities:                           (5.5)      (5.5)     (5.5)     (5.5)

Financing Activities
    Proceeds from Issuance of Debt                                 0.0        0.0       0.0       0.0
    Dividends                                                      0.0        0.0       0.0       0.0
Cash Available for Debt Repayment (OCF)                           35.4       40.6      46.1      51.9
    Revolver/(Other Debt Repayment)                                0.0        0.0       0.0       0.0
                                                                --------   -------  --------   -------

Net Increase (Decrease) in Cash                                   35.4       40.6      46.1      51.9
Cash - Begining of Period                                         32.4       67.8     108.4     154.4
                                                                --------   -------  --------   -------
Cash - End of Period                                             $67.8     $108.4    $154.4    $206.4
                                                                --------   -------  --------   -------
                                                                --------   -------  --------   -------

                                 PROJECT COUGAR

                               CREDIT STATISTICS
                              (DOLLARS IN MILLIONS)

                                              PRO FORMA                               Projected for FYE
                                       ------------------------------  --------------------------------------------------
                                         LTM            1998             1999E         2000E        2001E        2002E
                                       -------         --------         ------        ---------    --------     ---------
Capitalization
  Current Portion of L-T Debt                           $  0.0           $  10.0       $   12.5     $  15.0      $   19.9
  Revolver                                                 0.0               0.0            0.0         0.0           0.0
  Existing Long-Term Debt                                  0.0               0.0            0.0         0.0           0.0
  Term A                                                  99.7              77.3           60.4        35.9           9.4
  Term B                                                   0.0               0.0            0.0         0.0           0.0
  Term C                                                   0.0               0.0            0.0         0.0           0.0
  Term D                                                   0.0               0.0            0.0         0.0           0.0
  Term E                                                   0.0               0.0            0.0         0.0           0.0
  Existing Debt                                            0.0               0.0            0.0         0.0           0.0
                                                        -------           ------       --------     -------      --------
     Total Senior Debt                                  $ 99.7            $ 87.3       $   72.9     $  50.9      $   29.4

WCAS Sub. Debt                                          $100.0            $100.0       $  100.0     $ 100.0      $  100.0
Zero Coupon                                                0.0               0.0            0.0         0.0           0.0
Senior Sub Note                                            0.0               0.0            0.0         0.0           0.0
                                                        ------            ------       --------     -------      --------
  Total Senior Sub Debt                                 $100.0            $100.0       $  100.0     $ 100.0      $  100.0

PIK HOLDCO                                              $  0.0            $  0.0       $    0.0     $   0.0      $    0.0

  Total OpCo Debt                                       $199.7            $187.3       $  172.9     $ 150.9      $  129.4
  Total Holdco Debt                                     $  0.0            $  0.0       $    0.0     $   0.0      $    0.0

Equity                                                    93.0              99.8          113.2       130.3         150.6
                                                        ------            ------       --------     -------      --------
  Total Capitalization                                  $292.7            $287.1       $  286.1     $ 281.2      $  279.9

Financial Ratios:
  Senior Debt/Total Capitalization         .3x             .3x               .3x            .3x         .2x           .1x
  Senior Debt/EBITDA                      2.5x            2.3x              2.1x           1.4x         .9x           .5x
  Total Op.Co. Debt/EBITDA                5.1x            4.7x              4.4x           3.3x        2.7x          2.2x
  Total Debt/Total Capitalization          .7x             .7x               .7x            .6x         .5x           .5x
  Total Debt/EBITDA                       5.1x            4.7x              4.4x           3.3x        2.7x          2.2x
  EBITDA/Cash Interest                    2.1x            2.2x              2.3x           3.0x        3.6x          4.4x
  EBITDA/Total Interest                   2.1x            2.2x              2.3x           3.0x        3.6x          4.4x
  EBIT/Total Interest                     1.6x            1.8x              1.7x           2.4x        2.9x          3.5x

Other:
  Cash For Debt Retirement                 -                -             $ 12.4       $   14.4     $  22.0      $   21.5
  EBITDAR                                 61.6            73.7              74.2           84.9        90.3          94.6
  EBITDA                                  39.5            42.6              42.2           52.0        56.4          59.7
  EBIT                                    31.2            33.3              31.0           40.7        45.0          48.2






                                                                     Projected for FYE
                                        --------------------------------------------------------------------------
                                         2003E         2004E        2005E        2006E      2007E          2008E
                                        -------       -------      -------      -------    -------        --------
Capitalization
  Current Portion of L-T Debt           $   3.8       $   0.0      $   0.0      $   0.0    $   0.0        $   0.0
  Revolver                                  0.0           0.0          0.0          0.0        0.0            0.0
  Existing Long-Term Debt                   0.0           0.0          0.0          0.0        0.0            0.0
  Term A                                    0.0           0.0          0.0          0.0        0.0            0.0
  Term B                                    0.0           0.0          0.0          0.0        0.0            0.0
  Term C                                    0.0           0.0          0.0          0.0        0.0            0.0
  Term D                                    0.0           0.0          0.0          0.0        0.0            0.0
  Term E                                    0.0           0.0          0.0          0.0        0.0            0.0
  Existing Debt                             0.0           0.0          0.0          0.0        0.0            0.0
                                        -------       -------      -------      -------    -------        -------
     Total Senior Debt                  $   3.8       $   0.0      $   0.0      $   0.0    $   0.0        $   0.0

WCAS Sub. Debt                          $ 100.0       $ 100.0      $ 100.0      $ 100.0    $ 100.0        $ 100.0
Zero Coupon                                 0.0           0.0          0.0          0.0        0.0            0.0
Senior Sub Note                             0.0           0.0          0.0          0.0        0.0            0.0
                                        -------       -------      -------      -------    -------        -------
  Total Senior Sub Debt                 $ 100.0       $ 100.0      $ 100.0      $ 100.0    $ 100.0        $ 100.0

PIK HOLDCO                              $   0.0       $   0.0      $   0.0      $   0.0    $   0.0        $   0.0

  Total OpCo Debt                       $ 103.8       $ 100.0      $ 100.0      $ 100.0    $ 100.0        $ 100.0
  Total Holdco Debt                     $   0.0       $   0.0      $   0.0      $   0.0    $   0.0        $   0.0

Equity                                  $ 175.8       $ 206.2      $ 241.6      $ 282.3    $ 328.6        $ 380.9
                                        -------       -------      -------      -------    -------        -------
  Total Capitalization                  $ 279.6       $ 306.2      $ 341.6      $ 382.3    $ 428.6        $ 480.9

Financial Ratios:
  Senior Debt/Total Capitalization          .0x            NM           NM           NM         NM             NM
  Senior Debt/EBITDA                        .1x            NM           NM           NM         NM             NM
  Total Op.Co. Debt/EBITDA                 1.6x          1.4x         1.3x         1.2x       1.1x           1.0x
  Total Debt/Total Capitalization           .4x           .3x          .3x          .3x        .2x            .2x
  Total Debt/EBITDA                        1.6x          1.4x         1.3x         1.2x       1.1x           1.0x
  EBITDA/Cash Interest                     5.7x          7.1x         7.9x         8.5x       9.3x          10.0x
  EBITDA/Total Interest                    5.7x          7.1x         7.9x         8.5x       9.3x          10.0x
  EBIT/Total Interest                      4.7x          6.0x         6.7x         7.4x       8.1x           8.8x

Other:
  Cash For Debt Retirement              $  25.6       $  30.5      $  62.0      $ 102.6    $ 148.7        $ 200.6
  EBITDAR                                 101.8         109.2        116.8        124.8      133.0          141.6
  EBITDA                                   65.8          72.1         78.6         85.4       92.5           99.9
  EBIT                                     54.3          60.9         67.3         74.1       81.1           88.4

                                PROJECT COUGAR

        HISTORICAL AND PROJECTED OPERATING RESULTS - PATIENT SERVICES
                            (DOLLARS IN MILLIONS)


                                                        Historical                          Projected Year Ended December 31,
                                                   -------------------  Pro Forma  ----------------------------------------------
                                                     1996      1997      1998E       1999E    2000E    2001E    2002E    2003E
                                                   --------  ---------  ---------  --------- -------- -------  -------- ---------
REVENUES
  Nursing Facilities (Owned/Leased)                  $200.3     $226.3     $239.7     $237.1   $245.9  $251.5    $257.3    $266.1
  Florida Hospitals                                     0.0        7.7       13.5       14.1     15.2    15.9      16.6      18.0
  Third Party Management Services                       5.7        7.8       10.2       11.1     13.6    16.2      18.9      21.7
  HCPI                                                  0.0        0.0       36.5       36.5     37.8    39.2      40.5      41.9
  Flatley                                               0.0        0.0       40.0       40.0     41.4    42.8      44.3      45.9
  Northwest Missouri                                    0.0        0.0       17.0       17.0     17.6    18.3      18.9      19.6
  Other Revenue                                         0.0        0.4        1.9        1.9      2.0     2.1       2.1       2.2
                                                   --------  ---------  ---------  --------- -------- -------  -------- ---------
    PATIENT SERVICES REVENUES                         205.9      242.3      358.9      357.9    373.6   386.0     398.8     415.4

  Operating Expenses                                  136.3      146.9      149.8      154.3    159.0   163.7     168.7     173.7
  Ancillary Expenses                                   31.1       38.5       43.3       44.8     46.1    47.5      48.9      50.4
  Florida Hospitals Expenses                            0.0        5.2       10.9       11.4     12.1    12.6      13.2      14.3
  HCPI Expenses                                         0.0        0.0       30.2       30.2     31.0    31.7      32.8      34.0
  Flatley Expenses                                      0.0        0.0       31.6       31.6     32.7    33.9      35.0      36.3
  Northwest Missouri                                    0.0        0.0       13.8       13.8     14.2    14.7      15.3      15.8
                                                   --------  ---------  ---------  --------- -------- -------  -------- ---------
    FACILITY OPERATING EXPENSES                       167.4      190.6      279.6      286.0    295.2   304.2     313.9     324.5

PPS Cost Savings
  Pharmacy                                              0.0        0.0        0.0        1.0      1.5     1.5       1.6       1.6
  Supplies                                              0.0        0.0        0.0        1.0      2.0     3.0       3.1       3.2
  Increase in LOS Staffing                              0.0        0.0        0.0       (1.5)    (3.0)   (3.0)     (3.0)     (3.0)
  Reduction in Staffing                                 0.0        0.0        0.0       11.3     11.7    12.0      12.4      12.8
  Increased Field Staffing                              0.0        0.0        0.0       (1.9)    (2.0)   (2.0)     (2.1)     (2.1)
  Additional PPS Cushion                                0.0        0.0       (2.5)      (3.0)     0.0     0.0       0.0       0.0
  Cost Reduction in Respiratory                         0.0        0.0        0.0        2.1      2.2     2.3       2.3       2.4
                                                    --------  ---------  ---------  --------- -------- -------  -------- ---------
    COST SAVINGS                                        0.0        0.0       (2.5)       9.0     12.5    13.9      14.4      14.9

PATIENT SERVICES EBITDAR                             $ 38.5     $ 51.7     $ 76.8     $ 80.9   $ 90.9  $ 95.6    $ 99.2    $105.9
                                                    --------  ---------  ---------  --------- -------- -------  -------- ---------
                                                    --------  ---------  ---------  --------- -------- -------  -------- ---------


                                                           Projected Year Ended December 31,
                                                   -------------------------------------------------
                                                    2004E     2005E      2006E       2007E    2008E
                                                   --------  ---------  ---------  --------- -------
REVENUES
  Nursing Facilities (Owned/Leased)                  $275.2     $284.6     $294.3     $304.5  $315.0
  Florida Hospitals                                    18.9       19.8       20.7       21.7    22.7
  Third Party Management Services                      24.5       27.5       30.5       33.6    36.8
  HCPI                                                 43.4       44.9       46.5       48.1    49.8
  Flatley                                              47.5       49.2       50.9       52.7    54.5
  Northwest Missouri                                   20.2       21.0       21.7       22.4    23.2
  Other Revenue                                         2.2        2.3        2.4        2.5     2.5
                                                   --------  ---------  ---------  --------- -------
    PATIENT SERVICES REVENUES                         432.0      449.2      467.0      485.5   504.6

  Operating Expenses                                  178.9      184.3      189.8      195.5   201.4
  Ancillary Expenses                                   51.9       53.5       55.1       56.7    58.4
  Florida Hospitals Expenses                           15.0       15.7       16.4       17.2    18.0
  HCPI Expenses                                        35.2       36.4       37.7       39.0    40.3
  Flatley Expenses                                     37.5       38.8       40.2       41.6    43.1
  Northwest Missouri                                   16.3       16.9       17.5       18.1    18.8
                                                   --------  ---------  ---------  --------- -------
    FACILITY OPERATING EXPENSES                       334.9      345.6      356.7      368.2   380.0

PPS Cost Savings
  Pharmacy                                              1.7        1.7        1.8        1.8     1.9
  Supplies                                              3.3        3.4        3.5        3.6     3.7
  Increase in LOS Staffing                             (3.0)      (3.0)      (3.0)      (3.0)   (3.0)
  Reduction in Staffing                                13.2       13.6       14.0       14.4    14.8
  Increased Field Staffing                             (2.1)      (2.1)      (2.1)      (2.1)   (2.1)
  Additional PPS Cushion                                0.0        0.0        0.0        0.0     0.0
  Cost Reduction in Respiratory                         2.5        2.5        2.6        2.7     2.8
                                                   --------  ---------  ---------  --------- -------
    COST SAVINGS                                       15.5       16.2       16.8       17.4    18.1

PATIENT SERVICES EBITDAR                             $112.7     $119.7     $127.1     $134.8  $142.7
                                                   --------  ---------  ---------  --------- -------
                                                   --------  ---------  ---------  --------- -------

                                                                                       Projected Year Ended December 31
                                                                                  ------------------------------------------
                                                                                   1999E    2000E    2001E    2002E    2003E
                                                                                   -----    -----    -----    -----    -----
  New Third Party Contracts per Year                                                   10       10       10       10       10

  Average Revenue/Contract                                                         $0.220   $0.220   $0.220   $0.220   $0.220
                                                                                   ------   ------   ------   ------   ------
  Incremental Revenue                                                              $  2.2   $  2.2   $  2.2   $  2.2   $  2.2

  Existing Revenue (1999 reduced by $0.5 mm)                                       $  9.7   $ 11.1   $ 13.6   $ 16.2   $ 18.9

  Cumulative Revenue (Assumes 3.0% same-facility growth, mid-year convention)      $ 11.1   $ 13.6   $ 16.2   $ 18.9   $ 21.7
                                                                                   ------   ------   ------   ------   ------
                                                                                   ------   ------   ------   ------   ------

                                                                                       Projected Year Ended December 31
                                                                                  ------------------------------------------
                                                                                   2004E    2005E    2006E    2007E    2008E
                                                                                   -----    -----    -----    -----    -----
THIRD PARTY MANAGEMENT SERVICES

  New Third Party Contracts per Year                                                   10       10       10       10       10

  Average Revenue/Contract                                                         $0.220   $0.220   $0.220   $0.220   $0.220
                                                                                   ------   ------   ------   ------   ------
  Incremental Revenue                                                              $  2.2   $  2.2   $  2.2   $  2.2   $  2.2

  Existing Revenue (1999 reduced by $0.5 mm)                                       $ 21.7   $ 24.5   $ 27.5   $ 30.5   $ 33.6

  Cumulative Revenue (Assumes 3.0% same-facility growth, mid-year convention)      $ 24.5   $ 27.5   $ 30.5   $ 33.6   $ 36.8
                                                                                   ------   ------   ------   ------   ------
                                                                                   ------   ------   ------   ------   ------

                              Historical                                        Projected Year Ended December 31,
                             ------------  ProForma   ----------------------------------------------------------------------------
                             1996    1997    1998E    1999E   2000E   2001E   2002E   2003E   2004E   2005E  2006E   2007E   2008E
                             ----    ----    -----    -----   -----   -----   -----   -----   -----   -----  -----   -----   -----
GROWTH RATES:
  Revenues
    Nursing Facilities        --     13.0%    5.9%    -1.1%    3.7%    2.3%    2.3%    3.4%    3.4%    3.4%    3.4%    3.4%   3.5%
    Management Services       --     38.4%   30.2%     8.7%   22.8%   19.1%   16.6%   14.6%   13.1%   12.0%   11.0%   10.2%   9.5%
    HCPI                      --       --      --      0.0%    3.5%    3.5%    3.5%    3.5%    3.5%    3.5%    3.5%    3.5%   3.5%
    Flatley                   --       --      --      0.0%    3.5%    3.5%    3.5%    3.5%    3.5%    3.5%    3.5%    3.5%   3.5%
    Northwest Missouri        --       --      --      0.0%    3.5%    3.5%    3.5%    3.5%    3.5%    3.5%    3.5%    3.5%   3.5%
    Patient Services Revenues --     17.6%   48.1%    -0.3%    4.4%    3.3%    3.3%    4.2%    4.0%    4.0%    4.0%    4.0%   3.9%

MARGINS:
  Patient Services EBITDAR   18.7%   21.3%   21.4%    22.6%   24.3%   24.8%   24.9%   25.5%   26.1%   26.7%   27.2%   27.8%  28.3%
  HCPI EBITDAR                --       --    17.4%    17.4%   18.0%   19.0%   19.0%   19.0%   19.0%   19.0%   19.0%   19.0%  19.0%
  Flatley EBITDAR                            21.0%    21.0%   21.0%   21.0%   21.0%   21.0%   21.0%   21.0%   21.0%   21.0%  21.0%
  Northwest EBITDAR                          19.3%    19.3%   19.3%   19.3%   19.3%   19.3%   19.3%   19.3%   19.3%   19.3%  19.3%


                                             PROJECT COUGAR

                          SUMMARY PROJECTED PATIENT SERVICES PPS ADJUSTMENTS

                                         (DOLLARS IN MILLIONS)
                          ---------------------------------------------------



                                                             Projected Year Ended December 31,
                                                     ------------------------------------------------
                                                      1999E        2000E         2001E         2002E
                                                     -------      -------       -------       -------
REVENUE ADJUSTMENTS

  Owned/Leased Medicare Rate Adjustment(a)           $(11.9)      $(12.3)       $(13.5)       $(14.8)
  Increased Length of Stay Revenue                      2.5          5.0           5.0           5.0
                                                     -------      -------       -------       -------
  Net Revenue Adjustments                             $(9.4)       $(7.2)        $(8.5)        $(9.8)


OPERATING EXPENSE ADJUSTMENTS

  COUGAR Facilities Serviced by Paragon                $7.1         $7.3          $7.5          $7.7
  COUGAR Facilities Shifting to Paragon                 4.3          4.4           4.5           4.7
                                                     -------      -------       -------       -------
      Sub-Total                                        11.3         11.7          12.0          12.4

  Respiratory Cost Reductions                           2.1          2.2           2.3           2.3
  Increased Length of Stay Costs                       (1.5)        (3.0)         (3.0)         (3.0)

  Pharmacy Cost Reductions                              1.0          1.5           1.5           1.6
  Supply Cost Reductions                                1.0          2.0           3.0           3.1
  Increase in Field Staffing to Manage PPS             (1.9)        (2.0)         (2.0)         (2.1)
  Incremental PPS Spending                             (3.0)          --            --            --
                                                     -------      -------       -------       -------
  Total Operating Expense Adjustments                  $9.0        $12.5         $13.9         $14.4

NET ADJUSTMENTS                                       $(0.4)        $5.2          $5.4          $4.6
                                                     -------      -------       -------       -------
                                                     -------      -------       -------       -------


------------------------
(a) INCLUDES FLORIDA PPS ADJUSTMENT.

                                PROJECT COUGAR

         HISTORICAL AND PROJECTED OPERATING RESULTS - PARAGON/TOTAL CARE
                             (DOLLARS IN MILLIONS)




                                               Historical
                                            ----------------   Pro Forma
                                              1996     1997      1998E
                                            -------  -------   ---------


Revenues
  Base                                       $32.8   $ 71.2      $100.7
  Increase in LOS - PPS                        0.0      0.0         0.0
  Third Party Contracts and
   Managed Facilities                          0.0      0.0         0.0
  COUGAR Acquired Facilities
   Converted to Paragon                        0.0      0.0         0.0
                                             -----   ------      ------
    Net Revenues                              32.8     71.2       100.7


Operating Expenses
  Base                                        24.5     57.2        82.0
  New Contracts
   (incorporates staffing
   reductions)                                 0.0      0.0         0.0
                                             -----   ------      ------
    Operating Expenses                        24.5     57.2        82.0


PPS Cost Savings
  Increase in LOS Staffing                     0.0      0.0         0.0
  Reduction in Benefits                        0.0      0.0         0.0
  Reduction in Staffing                        0.0      0.0         0.0
                                             -----   ------       -----
    Cost Savings                               0.0      0.0         0.0


Paragon/Total Care EBITDAR                    $8.2    $14.0       $18.6
                                             -----   ------       -----

Third Party Contracts and
  Managed Facilities
  Third Party Contracts
  Contracts from COUGAR
   Third Party Managed
   Facilities

    Total Contracts

  Average Revenues/Facility
   (Adjusted for PPS)
  Third Party Revenue
   per Year
  Cumulative Incremental
   Revenue (3.0% growth
   year/year, mid-year
   convention)

COUGAR Acquired Facilities
 Converted to Paragon
  Acquired Facilities
   (assumes 100 beds/facility)
  Average Revenue/Facility
   (Adjusted for PPS)
  Revenue from COUGAR
   Acquired Facilities
    Converted to Paragon
  Cumulative Rev. from Acq.
   Facilities (3.0% growth
   year/year, mid-year
   convention)

Growth Rates:
-------------

  Base                                          --     117.2%      41.4%
  Third Party and Managed
   Facilities                                   --        --         --
  COUGAR Facilities Converted                   --        --         --
    Net Revenues                                --     117.2%      41.4%
                                             -----     -----      -----


Margins
-------

  Paragon/Total Care EBITDAR
   After Savings                              25.1%     19.6%      18.5%
  New Contracts                                0.0%      0.0%       0.0%



                                                       Projected Year Ended December 31,
                               ---------------------------------------------------------------------------------------------------
                                1999E    2000E    2001E    2002E    2003E      2004E      2005E     2006E      2007E       2008E
                               -------  -------  -------  -------  -------    --------   --------   --------   --------   --------

Revenues
  Base                          $80.7    $ 83.2   $ 85.6   $ 88.2   $ 90.9     $ 93.6     $ 96.4     $ 99.3      $102.3     $105.3
  Increase in LOS - PPS           1.8       1.9      1.9      2.0      2.0        2.1        2.2        2.2         2.3        2.4
  Third Party Contracts and
   Managed Facilities             4.3      13.1     22.1     31.4     41.0       50.9       61.0       71.5        82.3       93.4
  COUGAR Acquired Facilities
   Converted to Paragon           0.0       0.0      0.0      0.0      0.0        0.0        0.0        0.0         0.0        0.0
                                -----    ------   ------   ------   ------     ------     ------     ------      ------     ------
    Net Revenues                 86.9      98.1    109.7    121.6    133.9      146.6      159.6      173.0       186.9      201.1


Operating Expenses
  Base                           84.5      87.0     89.6     92.3     95.1       97.9      100.9      103.9       107.0      110.2
  New Contracts
   (incorporates staffing
   reduction)                     3.6      10.9     18.4     26.2     34.2       42.4       50.9       59.6        68.6       77.9
                                -----    ------   ------   ------   ------     ------     ------     ------      ------     ------
    Operating Expenses           88.1      97.9    108.1    118.5    129.3      140.4      151.8      163.5       175.6      188.1

PPS Cost Savings
  Increase in LOS Staffing       (1.3)     (1.3)    (1.3)    (1.4)    (1.4)      (1.5)      (1.5)      (1.6)       (1.6)      (1.7)
  Reduction in Benefits           1.5       1.5      1.6      1.6      1.7        1.7        1.8        1.8         1.9        2.0
  Reduction in Staffing          15.4      15.9     16.4     16.9     17.4       17.9       18.4       19.0        19.5       20.1
                                -----    ------   ------   ------   ------     ------     ------     ------      ------     ------
    Cost Savings                 15.7      16.1     16.6     17.1     17.6       18.1       18.7       19.3        19.8       20.4


Paragon/Total Care EBITDAR     $ 14.5    $ 16.3   $ 18.2   $ 20.2   $ 22.3     $ 24.4     $ 26.5     $ 28.8      $ 31.1     $ 33.4
                                -----    ------   ------   ------   ------     ------     ------     ------      ------     ------
                                -----    ------   ------   ------   ------     ------     ------     ------      ------     ------

Third Party Contracts and
 Managed Facilities
  Third Party Contracts            20        20       20       20       20         20         20         20          20         20
  Contracts from COUGAR
   Third Party Managed
   Facilities                      10        10       10       10       10         10         10         10          10         10
                                -----    ------   ------   ------   ------     ------     ------     ------      ------     ------
    Total Contracts                30        30       30       30       30         30         30         30          30         30

  Average Revenues/Facility
   (Adjusted for PPS)          $0.288    $0.288   $0.288   $0.288   $0.288     $0.288     $0.288     $0.288      $0.288     $0.288
  Third Party Revenue
   per Year                    $  8.6    $  8.6   $  8.6   $  8.6   $  8.6     $  8.6     $  8.6     $  8.6      $  8.6     $  8.6
  Cumulative Incremental
   Revenue (3.0% growth
   year/year, mid-year
   convention)                 $  4.3    $ 13.1   $ 22.1   $ 31.4   $ 41.0     $ 50.9     $ 61.0     $ 71.5      $ 82.3     $ 93.4

                                -----    ------   ------   ------   ------     ------     ------     ------      ------     ------
                                -----    ------   ------   ------   ------     ------     ------     ------      ------     ------

COUGAR Acquired Facilities
 Converted to Paragon
  Acquired Facilities
   (assumes 100 beds/facility)      0         0        0        0        0          0          0          0           0          0
  Average Revenue/Facility
   (Adjusted for PPS)          $0.288    $0.288   $0.288   $0.288   $0.288     $0.288     $0.288     $0.288      $0.288     $0.288
                                -----    ------   ------   ------   ------     ------     ------     ------      ------     ------
  Revenue from COUGAR
   Acquired Facilities
   Converted to Paragon        $  0.0    $  0.0   $  0.0   $  0.0   $  0.0     $  0.0     $  0.0     $  0.0      $  0.0     $  0.0
  Cumulative Rev. from Acq.
   Facilities (3.0% growth
   year/year, mid-year
   convention)                 $  0.0    $  0.0   $  0.0   $  0.0   $  0.0     $  0.0     $  0.0     $  0.0      $  0.0     $  0.0
                                -----    ------   ------   ------   ------     ------     ------     ------      ------     ------
                                -----    ------   ------   ------   ------     ------     ------     ------      ------     ------

Growth Rates:
-------------

  Base                          -19.8%      3.0%     3.0%     3.0%     3.0%       3.0%       3.0%       3.0%        3.0%       3.0%
  Third Party and Managed
   Facilities                     0.0%    203.0%    69.0%    42.1%    30.5%      24.1%      20.0%      17.2%       15.1%      13.5%
  COUGAR Facilities Converted      --        --       --       --       --         --         --         --          --         --
    Net Revenues                -13.7%     12.9%    11.8%    10.9%    10.1%       9.5%        8.9%      8.4%        8.0%       7.6%

Margins
-------

  Paragon/Total Care EBITDAR
   After Savings                 16.6%     16.6%    16.6%    16.6%    16.6%      16.6%      16.6%      16.6%       16.6%      16.6%
  New Contracts                  16.6%     16.6%    16.6%    16.6%    16.6%      16.6%      16.6%      16.6%       16.6%      16.6%


                                            PROJECT COUGAR

                               SUMMARY PROJECTED PARAGON PPS ADJUSTMENTS

                                         (DOLLARS IN MILLIONS)
                               -----------------------------------------


                                                             Projected Year Ended December 31,
                                                     ------------------------------------------------
                                                      1999E        2000E         2001E         2002E
                                                     -------      -------       -------       -------

REVENUE ADJUSTMENTS

  Third Party Contract Services                      $(14.1)      $(14.1)       $(14.1)       $(14.1)
  Extrapolated Third Party Contract Services           (5.8)        (5.8)         (5.8)         (5.8)
  Increase in LOS Revenue                               1.8          1.9           1.9           2.0
                                                     -------      -------       -------       -------
  Net Revenue Adjustments                            $(18.1)      $(18.1)       $(18.0)       $(17.9)


OPERATING EXPENSE ADJUSTMENTS

  Productivity/Utilization Adj. (85%/105%)
     Third Party Contract Services                    $11.1        $11.4         $11.8         $12.1
     Extrapolated Third Party Contract Services         4.3          4.5           4.6           4.7
                                                      -------     -------       -------       -------
         Sub-Total                                     15.4         15.9          16.4          16.9

  Increased Length of Stay Costs                       (1.3)        (1.3)         (1.3)         (1.4)
  Decreased in Benefits and Other Adjustments           1.5          1.5           1.6           1.6
                                                      -------     -------       -------       -------

  Total Operating Expense Adjustments                  15.7         16.1          16.6          17.1

NET ADJUSTMENTS                                       $(2.5)       $(1.9)        $(1.4)        $(0.8)
                                                     -------      -------       -------       -------
                                                     -------      -------       -------       -------


                                            PROJECT COUGAR

                           HISTORICAL AND PROJECTED OPERATING RESULTS--PTS

                                         (DOLLARS IN MILLIONS)

                           -----------------------------------------------



                       Historical                               Projected Year Ended December 31,
                      ------------  Pro Forma  --------------------------------------------------------------------
                      1996    1997    1998E    1999E  2000E  2001E  2002E  2003E  2004E  2005E  2006E  2007E  2008E
                      ----    ----  ---------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----

REVENUES              $3.0    $5.1       $5.1   $5.1   $5.1   $5.1   $5.1   $5.1   $5.1   $5.1   $5.1   $5.1   $5.1

 Operating Expenses    1.6     3.0        3.0    3.0    3.0    3.0    3.0    3.0    3.0    3.0    3.0    3.0    3.0
                      ----    ----  ---------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
PTS EBITDAR           $1.3    $2.1       $2.1   $2.1   $2.1   $2.1   $2.1   $2.1   $2.1   $2.1   $2.1   $2.1   $2.1
                      ----    ----  ---------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
                      ----    ----  ---------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----


----------------------------------------------------------------------------------------------------------------------------------


GROWTH RATES/MARGINS:

  Revenue Growth        --   71.3%       0.0%   0.0%   0.0%   0.0%   0.0%   0.0%   0.0%   0.0%   0.0%   0.0%   0.0%

PTS EBITDAR Margin   44.8%   40.4%      40.4%  40.4%  40.4%  40.4%  40.4%  40.4%  40.4%  40.4%  40.4%  40.4%  40.4%



                                   PROJECT COUGAR

    HISTORICAL AND PROJECTED OPERATING RESULTS-CONSOLIDATED ACQUISITION SUMMARY
                               (DOLLARS IN MILLIONS)


                            PROJECTED
                              1998E
                           -----------
NET REVENUES                  $0.0
 Operating Expenses            0.0
                             -------

ACQUISITION EBITDAR           $0.0
                             -------
                             -------

GROWTH RATES
 Net Revenues                   -
 Acquisition EBITDAR            -

MARGINS
 Acquisition EBITDAR            -


                                                                         PROJECTED YEAR ENDED DECEMBER 31
                                         ---------------------------------------------------------------------------------------
                                          1999E    2000E    2001E    2002E    2003E    2004E    2005E    2006E    2007E    2008E
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  ------

NET REVENUES                               $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0    $0.0     $0.0
 Operating Expenses                         0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0
                                          -----    -----    -----    -----    -----    -----    -----    -----   -----    -----
ACQUISITION EBITDAR                        $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0    $0.0     $0.0
                                          -----    -----    -----    -----    -----    -----    -----    -----   -----    -----
                                          -----    -----    -----    -----    -----    -----    -----    -----   -----    -----

GROWTH RATES:
 Net Revenues                               -       0.0%      0.0%     0.0%     0.0%     0.0%     0.0%     0.0%    0.0%     0.0%
 Acquisition EBITDAR                        -       0.0%      0.0%     0.0%     0.0%     0.0%     0.0%     0.0%    0.0%     0.0%

MARGINS
 Acquisition EBITDAR                        0.0%    0.0%      0.0%     0.0%     0.0%     0.0%     0.0%     0.0%    0.0%     0.0%


                                                             PROJECT COUGAR

                                                           ACQUISITION SUMMARY
                                                          (DOLLARS IN MILLIONS)


ACQUISITION REVENUES
                                         1999     2000     2001     2002     2003     2004     2005     2006     2007     2008
                                       -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
          1999 Acquisitions                $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0
          2000 Acquisitions                          0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0
          2001 Acquisitions                                   0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0
          2002 Acquisitions                                            0.0      0.0      0.0      0.0      0.0      0.0      0.0
          2003 Acquisitions                                                     0.0      0.0      0.0      0.0      0.0      0.0
          2004 Acquisitions                                                              0.0      0.0      0.0      0.0      0.0
          2005 Acquisitions                                                                       0.0      0.0      0.0      0.0
          2006 Acquisitions                                                                                0.0      0.0      0.0
          2007 Acquisitions                                                                                         0.0      0.0
          2008 Acquisitions                                                                                                  0.0
          2009 Acquisitions
                                       -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
          Revenues                         $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0
                                       -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                                       -------- -------- -------- -------- -------- -------- -------- -------- -------- --------


ACQUISITION OPERATING EXPENSES

                                          1999     2000     2001     2002     2003     2004     2005     2006     2007     2008
                                        -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
          1999 Acquisitions                 $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0    $0.0
          2000 Acquisitions                           0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0     0.0
          2001 Acquisitions                                    0.0      0.0      0.0      0.0      0.0      0.0      0.0     0.0
          2002 Acquisitions                                             0.0      0.0      0.0      0.0      0.0      0.0     0.0
          2003 Acquisitions                                                      0.0      0.0      0.0      0.0      0.0     0.0
          2004 Acquisitions                                                               0.0      0.0      0.0      0.0     0.0
          2005 Acquisitions                                                                        0.0      0.0      0.0     0.0
          2006 Acquisitions                                                                                 0.0      0.0     0.0
          2007 Acquisitions                                                                                          0.0     0.0
          2008 Acquisitions                                                                                                  0.0
          2009 Acquisitions
                                       --------- -------- -------- -------- -------- -------- -------- -------- -------- --------
          Operating Expenses                $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0
                                       --------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                                       --------- -------- -------- -------- -------- -------- -------- -------- -------- --------


ACQUISITION EBITDAR                         $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0
                                       --------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                                       --------- -------- -------- -------- -------- -------- -------- -------- -------- --------



EBITDAR MARGINS

                                         1999     2000     2001     2002     2003     2004     2005     2006     2007     2008
                                       -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
          1999 Acquisitions               18.0%    19.0%    20.0%    20.0%    20.0%    20.0%    20.0%    20.0%    20.0%    20.0%
          2000 Acquisitions                        18.0%    19.0%    20.0%    20.0%    20.0%    20.0%    20.0%    20.0%    20.0%
          2001 Acquisitions                                 18.0%    19.0%    20.0%    20.0%    20.0%    20.0%    20.0%    20.0%
          2002 Acquisitions                                          18.0%    19.0%    20.0%    20.0%    20.0%    20.0%    20.0%
          2003 Acquisitions                                                   18.0%    19.0%    20.0%    20.0%    20.0%    20.0%
          2004 Acquisitions                                                            18.0%    19.0%    20.0%    20.0%    20.0%
          2005 Acquisitions                                                                     18.0%    19.0%    20.0%    20.0%
          2006 Acquisitions                                                                              18.0%    19.0%    20.0%
          2007 Acquisitions                                                                                       18.0%    19.0%
          2008 Acquisitions                                                                                                18.0%
          2009 Acquisitions
                                       -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
          EBITDAR Margin                #DIV/O!  #DIV/O!  #DIV/O!  #DIV/O!  #DIV/O!  #DIV/O!  #DIV/O!  #DIV/O!  #DIV/O!  #DIV/O!



                                 PROJECT COUGAR

                        CONSOLIDATED WORKING CAPITAL SUMMARY

                              (DOLLARS IN MILLIONS)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                           Year Ended December 31,
                              Pro Forma     --------------------------------------------------------------------------------------
                      6/30/98   12/31/98    1999E    2000E    2001E    2002E    2003E    2004E    2005E    2006E    2007E    2008E
                      -------  ---------    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Cash for Working
   Capital..........                       $5.8     $5.8     $5.8     $5.8     $5.8     $5.8     $5.8     $5.8     $5.8     $5.8
 Growth.............                        0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%

Net Accounts
 Receivable
  Total.............. $87.0    $108.8      $102.4   $101.8   $104.0   $109.2   $115.3   $121.5   $127.9  $134.4    $141.2   $148.3
  Days' Sales
   Outstanding.......  72.2      90.3        86.9     82.5     80.1     80.1     80.0     80.0     80.0     79.9     79.9     79.0
  % of Sales.........  19.8%     24.7%       23.8%    22.6%    21.9%    21.9%    21.9%    21.9%    21.9%    21.9%    21.9%    21.9%

Other Receivables
  Total.............. $25.7     $24.3       $24.2    $25.3    $26.1    $27.0    $28.2    $29.3    $30.5    $31.7    $33.0    $34.3
  % of Sales.........   5.8%      5.5%        5.6%     5.6%     5.5%     5.4%     5.4%     5.3%     5.2%     5.2%     5.1%     5.1%

Prepaids and Other
 Current Assets
  Total..............  $5.1      $5.1        $5.1     $5.3     $5.5     $5.7     $5.9     $6.1     $6.4     $6.6     $6.8     $7.1
  % of Sales.........   1.2%      1.2%        1.2%     1.2%     1.2%     1.1%     1.1%     1.1%     1.1%     1.1%     1.1%     1.0%

Accounts Payable and
 Accrued Expenses
  Total.............. $38.9     $54.6       $48.7    $44.8    $47.1    $48.7    $50.3    $52.0    $53.6    $55.3    $57.1    $59.0
  Days' Payables
   Outstanding.......  41.4      58.2        53.5     47.9     48.0     47.2     46.4     45.7     45.0     44.3     43.7     43.1
  % of Sales.........   8.8%     12.4%       11.3%     9.9%     9.9%     9.8%     9.6%     9.4%     9.2%     9.0%     8.9%     8.7%

Other Current
 Liabilities
  Total.............. $10.7     $7.9        $7.8     $8.2     $8.5     $8.9     $9.3     $9.7     $10.2    $10.6    $11.1    $11.6
  % of Sales.........   2.4%     1.8%        1.8%     1.8%     1.8%     1.8%     1.8%     1.8%      1.7%     1.7%     1.7%     1.7%

Other Non-current
 Assets
  Total.............. $22.1     $21.9       $22.6    $23.3    $24.0    $24.7    $25.4    $26.2    $27.0    $27.8    $28.6    $29.5
  Growth.............    --      -0.8%        3.0%     3.0%     3.0%     3.0%     3.0%     3.0%     3.0%     3.0%     3.0%     3.0%

Other Non-current
 Liabilities
  Total..............  $1.3      $2.5        $2.5     $2.5     $2.5     $2.5     $2.5     $2.5     $2.5     $2.5     $2.5     $2.5
  Growth.............    --       0.0%        0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%

                                 PROJECT COUGAR
                             WORKING CAPITAL SUMMARY
                              (DOLLARS IN MILLIONS)

                                                                           Year Ended December 31,
                                   Pro Forma  ------------------------------------------------------------------------------
                          6/30/98  12/31/98    1999E   2000E   2001E   2002E   2003E   2004E   2005E   2006E   2007E   2008E
                          -------  ---------  ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
Cash for Working Capital                       $  5.8  $  5.8   $ 5.8   $ 5.8   $ 5.8   $ 5.8   $ 5.8   $ 5.8   $ 5.8   $ 5.8
  Growth                                          0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

Net Accounts Receivable
  Patient Services          $61.9    $ 83.7     $78.4  $ 76.8  $ 77.2  $ 79.8  $ 83.1   $86.4   $89.8   $93.4   $97.1  $100.9
  Paragon/Total Care         35.0      35.0      33.3    34.9    37.6    41.7    45.9    50.2    54.7    59.3    64.0    68.9
  PTS                         2.1       2.1       2.1     2.1     2.1     2.1     2.1     2.1     2.1     2.1     2.1     2.1
  Acquisitions              --        --        --      --      --      --      --      --      --      --      --      --
  Eliminations              (12.0)    (12.0)    (11.4)  (12.0)  (12.9)  (14.3)  (15.7)  (17.2)  (18.7)  (20.3)  (21.9)  (23.6)
                          -------   --------  -------  ------  ------  ------  ------  ------  ------  ------  ------  ------
    Total                   $87.0    $108.8    $102.4  $101.8  $104.0  $109.2  $115.3  $121.5  $127.9  $134.4  $141.2  $148.3

Other Receivables
  Patient Services         $ 25.3    $ 23.8    $ 23.8  $ 24.8  $ 25.7  $ 26.5  $ 27.6  $ 28.7  $ 29.9  $ 31.0  $ 32.3  $ 33.5
  Paragon/Total Care          0.3       0.3       0.3     0.3     0.4     0.4     0.5     0.5     0.6     0.6     0.6     0.7
  PTS                         0.1       0.1       0.1     0.1     0.1     0.1     0.1     0.1     0.1     0.1     0.1     0.1
  Acquisitions               --        --        --      --      --      --      --      --      --      --      --      --
                          -------   --------  -------  ------  ------  ------  ------  ------  ------  ------  ------  ------
    Total                  $ 25.7    $ 24.3    $ 24.2  $ 25.3  $ 26.1  $ 27.0  $ 28.2  $ 29.3  $ 30.5  $ 31.7  $ 33.0  $ 34.3

Prepaids and Other
  Current Assets
  Patient Services         $  4.8    $  4.8    $  4.8  $  5.0  $  5.2  $  5.4  $  5.6  $  5.8  $  6.0  $  6.3  $  6.5  $  6.8
  Paragon/Total Care          0.0       0.0       0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.1     0.1
  PTS                         0.3       0.3       0.3     0.3     0.3     0.3     0.3     0.3     0.3     0.3     0.3     0.3
  Acquisitions               --        --        --      --      --      --      --      --      --      --      --      --
                          -------   --------  -------  ------  ------  ------  ------  ------  ------  ------  ------  ------
    Total                  $  5.1    $  5.1    $  5.1  $  5.3  $  5.5  $  5.7  $  5.9  $  6.1  $  6.4  $  6.6  $  6.8  $  7.1

Accounts Payable and
  Accrued Expenses
  Patient Services         $ 39.1    $ 54.8    $ 49.7  $ 45.0  $ 46.8  $ 48.5  $ 50.1  $ 51.8  $ 53.4  $ 55.2  $ 57.0  $ 58.8
  Paragon/Total Care         11.5      11.5      10.1    11.4    12.8    14.2    15.6    17.1    18.6    20.2    21.8    23.4
  PTS                         0.3       0.3       0.3     0.3     0.3     0.3     0.3     0.3     0.3     0.3     0.3     0.3
  Acquisitions               --        --        --      --      --      --      --      --      --      --      --      --
  Eliminations              (12.0)    (12.0)    (11.4)  (12.0)  (12.9)  (14.3)  (15.7)  (17.2)  (18.7)  (20.3)  (21.9)  (23.6)
                          -------  --------   -------  ------  ------  ------  ------  ------  ------  ------  ------  ------
    Total                  $ 38.9    $ 54.6    $ 48.7  $ 44.8  $ 47.1  $ 48.7  $ 50.3  $ 52.0  $ 53.6  $ 55.3  $ 57.1  $ 59.0

Other Current Liabilities
  Patient Services         $  9.9    $  7.0    $  7.0  $  7.3  $  7.5  $  7.8  $  8.1  $  8.4  $  8.8  $  9.1  $  9.5  $  9.9
  Paragon/Total Care          0.9       0.9       0.7     0.8     0.9     1.0     1.1     1.3     1.4     1.5     1.6     1.7
  PTS                         0.0       0.0       0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0
  Acquisitions               --        --        --      --      --      --      --      --      --      --      --      --
                          -------   --------  -------  ------  ------  ------  ------  ------  ------  ------  ------  ------
    Total                  $ 10.7    $  7.9    $  7.8  $  8.2  $  8.5  $  8.9  $  9.3  $  9.7  $ 10.2  $ 10.6  $ 11.1  $ 11.6

Other Non-current Assets   $ 22.1    $ 21.9    $ 22.6  $ 23.3  $ 24.0  $ 24.7  $ 25.4  $ 26.2  $ 27.0  $ 27.8  $ 28.6  $ 29.5
  Growth                     --        -0.8%      3.0%    3.0%    3.0%    3.0%    3.0%    3.0%    3.0%    3.0%    3.0%    3.0%

Other Non-current
  Liabilities              $  1.3    $  2.5    $  2.5  $  2.5  $  2.5  $  2.5  $  2.5  $  2.5  $  2.5  $  2.5  $  2.5  $  2.5
  Growth                     --         0.0%      0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

                                     PROJECT COUGAR

                          WORKING CAPITAL SUMMARY-ACQUISITIONS
                                 (DOLLARS IN MILLIONS)


                                                            Pro Forma
                                              6/30/98        12/31/98
                                             ---------      -----------
Net Accounts Receivable                        $0.0            $0.0
  Days' Sales Outstanding                       0.0             0.0
  % of Sales                                    0.0%            0.0%
  Growth                                         -               -

Other Receivables                              $0.0            $0.0
  % of Sales                                    0.0%            0.0%
  Growth                                         -               -

Prepaids and Other Current Assets              $0.0            $0.0
  % of Sales                                    0.0%            0.0%
  Growth                                         -               -

Accounts Payable and Accrued Expenses          $0.0            $0.0
  Days' Payables Outstanding                    0.0             0.0
  % of Sales                                    0.0%            0.0%
  Growth                                         -               -

Other Current Liabilities                      $0.0            $0.0
  % of Sales                                    0.0             0.0
  Growth                                         -               -


                                                                               Year Ended December 31,
                                         -----------------------------------------------------------------------------------------
                                          1999E    2000E    2001E    2002E    2003E    2004E    2005E    2006E     2007E    2008E
                                         -------  -------  -------  -------  -------  -------  -------  -------   -------  -------
Net Accounts Receivable                   $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0      $0.0     $0.0
  Days' Sales Outstanding                 75.0     75.0     75.0     75.0     75.0     75.0     75.0     75.0      75.0     75.0
  % of Sales                               0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%      0.0%     0.0%
  Growth                                    -        -        -        -        -        -        -        -         -        -

Other Receivables                         $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0      $0.0     $0.0
  % of Sales                               0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%      0.0%     0.0%
  Growth                                    -        -        -        -        -        -        -        -         -        -

Prepaids and Other Current Assets         $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0      $0.0     $0.0
  % of Sales                               1.4%     1.4%     1.4%     1.4%     1.4%     1.4%     1.4%     1.4%      1.4%     1.4%
  Growth                                    -        -        -        -        -        -        -        -         -        -

Accounts Payable and Accrued Expenses     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0      $0.0     $0.0
  Days' Payables Outstanding              40.0     40.0     40.0     40.0     40.0     40.0     40.0     40.0      40.0     40.0
  % of Sales                               0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%      0.0%     0.0
  Growth                                    -        -        -        -        -        -        -        -         -        -

Other Current Liabilities                 $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0      $0.0     $0.0
  % of Sales                               1.1%     1.1%     1.1%     1.1%     1.1%     1.1%     1.1%     1.1%      1.1%     1.1%
  Growth                                    -       0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%      0.0%     0.0%

                                           PROJECT COUGAR

                                PROJECTED CAPITAL EXPENDITURES SCHEDULE

                                       (DOLLARS IN MILLIONS)




                                      Pro Forma                          Year Ended December 31,
                                                  -------------------------------------------------------------------------------
                                      12/31/98    1999E   2000E   2001E   2002E   2003E   2004E   2005E   2006E   2007E   2008E
                                     ----------- ------- ------- ------- ------- ------- ------- ------- ------- ------- --------
Maintenance CapEx                                  $2.0    $2.0    $2.0    $2.0    $2.0    $2.0    $2.0    $2.0    $2.0    $2.0
Other CapEx                                         3.4     3.4     3.4     3.4     3.4     3.4     3.4     3.4     3.4     3.4
Incremental Acquisition CapEx                        --      --      --      --      --      --      --      --      --      --
                                                 ------- ------- ------- ------- ------- ------- ------- ------- ------- -------

Total Maintenance, Acquisition
and Other CapEx                                    $5.5    $5.5    $5.5    $5.5    $5.5    $5.5    $5.5    $5.5    $5.5    $5.5


Total Acquisition/Expansion CapEx                  $0.0    $0.0    $0.0    $0.0    $0.0    $0.0    $0.0    $0.0    $0.0    $0.0
                                                 ------- ------- ------- ------- ------- ------- ------- ------- ------- --------


Total CapEx                                        $5.5    $5.5    $5.5    $5.5    $5.5    $5.5    $5.5    $5.5    $5.5    $5.5
                                                 ------- ------- ------- ------- ------- ------- ------- ------- ------- --------
                                                 ------- ------- ------- ------- ------- ------- ------- ------- ------- --------




OWNED AND LEASED BEDS
  Beginning Owned/Leased Beds            --       6,831   6,831   6,831   6,831   6,831   6,831   6,831   6,831   6,831   6,831
  Plus: Acquired Beds                    --         --      --      --      --      --      --      --      --      --      --
                                       -------   ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
  Ending Owned/Leased Beds              6,831     6,831   6,831   6,831   6,831   6,831   6,831   6,831   6,831   6,831   6,831

  Managed Beds                          3,501     4,501   5,501   6,501   7,501   8,501   9,501  10,501  11,501  12,501  13,501
                                       -------   ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
   Total Owned, Leased & Managed Beds  10,332    11,332  12,332  13,332  14,332  15,332  16,332  17,332  18,332  19,332  20,332
                                       -------   ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
                                       -------   ------- ------- ------- ------- ------- ------- ------- ------- ------- -------




CAPEX/BED
  Maintenance CapEx/Bed                            $300    $300    $300    $300    $300    $300    $300    $300    $300    $300
  Other CapEx/Bed                                  $500    $500    $500    $500    $500    $500    $500    $500    $500    $500
  Incremental Acquisition CapEx/Bed                   0       0       0       0       0       0       0       0       0       0
